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                                 LEASE AGREEMENT

                            Dated as of June 1, 2000

                                     between

                     STATE STREET BANK AND TRUST COMPANY OF
                       CONNECTICUT, NATIONAL ASSOCIATION,
               not in its individual capacity, except as expressly
                  provided herein, but solely as Owner Trustee,
                                     Lessor,

                                       and

                          SWEETHEART CUP COMPANY INC.,
                                     Lessee,

                                   relating to

                             Manufacturing Equipment

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THIS  LEASE  HAS BEEN  EXECUTED  IN  SEVERAL  COUNTERPARTS.  ONLY  THE  ORIGINAL
COUNTERPART MARKED "ORIGINAL COUNTERPART NO. 1" SHALL CONSTITUTE CHATTEL PAPER WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE. SEE SECTION 18 HEREOF FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF THE VARIOUS COUNTERPARTS OF THIS LEASE.



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                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

ARTICLE I Definitions and Usage................................................1

ARTICLE II Lease of Equipment..................................................1

ARTICLE III Term and Rent......................................................1
               SECTION 3.01.  Basic Term and Renewal Term......................1
                              (a)    Basic Term................................1
                              (b)    Basic Rent................................1
               SECTION 3.02.  Supplemental Rent................................2
               SECTION 3.03.  Method of Payment................................2
               SECTION 3.04.  Late Payment.....................................2
               SECTION 3.05.  Net Lease........................................3

ARTICLE IV Disclaimer of Warranties............................................4
               SECTION 4.01.  Disclaimer of Warranties.........................4

ARTICLE V Liens; Quiet Enjoyment...............................................5
               SECTION 5.01.  Liens............................................5
               SECTION 5.02.  Quiet Enjoyment..................................5
               SECTION 5.03.  Personal Property................................5

ARTICLE VI Operation; Maintenance..............................................6
               SECTION 6.01.  Operation........................................6
               SECTION 6.02.  Maintenance......................................6
               SECTION 6.03.  Replacement of Parts.............................6
               SECTION 6.04.  Relocation.......................................7
                              (a)    Within the United States..................7
                              (b)    Outside the United States.................8
               SECTION 6.05.  Modification.....................................8
               SECTION 6.06.  Warranty Assignments.............................9
               SECTION 6.07.  Property Fire Protection.........................9

ARTICLE VII Early Termination.................................................10
               SECTION 7.01.  Termination for Obsolescence or Business
                              Purposes........................................10
               SECTION 7.02.  Lessor Election to Retain Equipment.............10
               SECTION 7.03.  Qualifying Bids.................................10
                              (a)    Solicitation of Bids.....................10
                              (b)    Procedure If No Sale.....................11
               SECTION 7.04.  Rescission by Lessee............................11
               SECTION 7.05.  Sale Pursuant to Qualifying Bid.................11
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                                TABLE OF CONTENTS
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                                  (continued)
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                                                                            ----

               SECTION 7.06.  Payment Lessee; Notice; Termination of Lease....11

ARTICLE VIII Return of Equipment..............................................12
               SECTION 8.01.  Return of Equipment.............................12
               SECTION 8.02.  Severable Modifications.........................14

ARTICLE IX Damage; Application of Payments; Restoration of Equipment..........15
               SECTION 9.01.  Event of Loss...................................15
                              (a)    Notice of Event of Loss..................15
                              (b)    Lessee Alternatives......................15
               SECTION 9.02.  Application of Payments Upon an Event of Loss...16
               SECTION 9.03.  Loss, Damage, Seizure, Requisition, Application of
                              Payments Not Relating to an Event of Loss.......16
               SECTION 9.04.  Application of Payments During Payment Default,
                              Bankruptcy Default or Lease Event of Default....17
               SECTION 9.05.  Restoration of the Equipment....................17
               SECTION 9.06.  Event of Loss with respect to All Components at a
                              Site............................................18

ARTICLE X Environmental Matters...............................................18
               SECTION 10.01. Environmental Covenants.........................18
               SECTION 10.02. EH&S Reporting..................................19
               SECTION 10.03. Waiver..........................................20

ARTICLE XI Sublease and Assignment............................................20
               SECTION 11.01. Sublease........................................20
               SECTION 11.02. Assignment and Merger...........................22

ARTICLE XII Inspection........................................................22

ARTICLE XIII Lease Events of Default..........................................22
               SECTION 13.01. Lease Events of Default.........................22

ARTICLE XIV Remedies..........................................................24
               SECTION 14.01. Effect of Lease Event of Default................24
               SECTION 14.02. Determinations of Fair Market Sales Value and Fair
                              Market Rental Value.............................27
               SECTION 14.03. No Relief from Termination......................28
               SECTION 14.04. Remedies Cumulative.............................28
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                                TABLE OF CONTENTS
                                -----------------
                                  (continued)
                                                                            Page
                                                                            ----

ARTICLE XV Right To Cure......................................................28

ARTICLE XVI Purchase Options..................................................29
               SECTION 16.01. Early Buyout Option.............................29
                              (a)    Option to Purchase.......................29
                              (b)    Conveyance...............................29
                              (c)    Deferred EBO Payment Amount..............29
               SECTION 16.02. End of Term Purchase Option.....................30
                              (a)    Return Notice............................30
                              (b)    Election to Purchase.....................30
                              (c)    Payment; Conditions......................30
                              (d)    Reconveyance.............................30
               SECTION 16.03. Renewal Option..................................31
                              (a)    Renewal Option...........................31
                              (b)    Computation of Renewal Term Basic Rent...31
                              (c)    Adjustment of Stipulated Loss Value......31
                              (d)    Amendments to this Lease.................31

ARTICLE XVII Further Assurances...............................................32
               SECTION 17.01. Further Action by Lessee........................32
               SECTION 17.02. Environmental, Health and Safety Program........32
                              (a)    EH&S Program.............................32
                              (b)    Provision of Copy........................32
                              (c)    Review...................................32

ARTICLE XVIII Chattel Paper...................................................33
               SECTION 18.01. Chattel Paper...................................33

ARTICLE XIX Insurance.........................................................33
               SECTION 19.01. Insurance.......................................33
                              (a)    Coverage.................................33
                              (b)    Endorsements.............................34
                              (c)    Certifications...........................35
                              (d)    Insurance Report.........................35
                              (e)    General..................................36
               SECTION 19.02. Adjustment of Claims; Payment...................36
                              (a)    No Event of Default......................36
                              (b)    Application of Payments during Existence of
                                     a Lease Event of Default.................37
               SECTION 19.03. Additional Insurance by Lessor and Lessee.......37
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                                TABLE OF CONTENTS
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                                  (continued)
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                                                                            ----

ARTICLE XX Owner Trustee; Owner Participant...................................37
               SECTION 20.01. Successor Trustee; Co-trustee...................37
               SECTION 20.02. Owner Trustee Not Acting in Individual Capacity.38

ARTICLE XXI Collateral........................................................38
               SECTION 21.01. Collateral......................................38

ARTICLE XXII Miscellaneous....................................................38
               SECTION 22.01. Documentary Conventions.........................38
               SECTION 22.02. Revision of Lease Supplements...................38
               SECTION 22.03. True Lease......................................38
               SECTION 22.04. City of Chicago.................................39

                                 LEASE AGREEMENT

                  LEASE  AGREEMENT  (this  "Lease")  dated  as of June 1,  2000, between STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee under the Trust Agreement, as lessor ("Lessor"), and SWEETHEART CUP COMPANY INC., as lessee ("Lessee").

                  In consideration of the mutual covenants and agreements contained herein. Lessor and Lessee agree as follows:

                                    ARTICLE I

                              Definitions and Usage
                              ---------------------

                  Unless the context otherwise requires, terms used herein shall have the meanings assigned to them in Appendix A to the Participation Agreement, which also contains rules as to usage.

                                   ARTICLE II

                               Lease of Equipment
                               ------------------

                 Immediately upon execution and delivery of all the Operative Documents on or prior to the Closing Date, without necessity of any further act or evidence by either party hereto, the Equipment subject to any Lease Supplement delivered on the Closing Date shall be deemed examined and accepted by Lessee for all purposes and shall be deemed delivered and leased by Lessor to Lessee for the Basic Term as provided in the respective Lease Supplement and herein.

                                   ARTICLE III

                                  Term and Rent
                                  -------------

                  SECTION 3.01.  Basic Term and Renewal Term.
                                 ---------------------------

                  (a) Basic Term. The Basic Term for the Equipment shall commence on the Basic Term Commencement Date and end on the Basic Term Expiration Date, or on such earlier date as this Lease with respect to the Equipment may be terminated in accordance with the provisions hereof.

                  (b) Basic Rent. (i) Lessee shall pay to Lessor an installment of Basic Rent on each Rent Payment Date during the Basic Term for the Equipment set forth in any Lease Supplement, subject to adjustment under Article IX of the Participation Agreement (which

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Article is incorporated by reference herein as if fully set forth herein), equal to the amount of Basic Rent specified for such Rent Payment Date in Schedule II-A to such Lease Supplement as the same may be amended from time to time in accordance with the terms hereof. If a Renewal Term is entered into pursuant to
Section 16.03, Lessee shall pay to Lessor an installment of Renewal Term Basic Rent on each Rent Payment Date during the Renewal Term for the Equipment set forth in the relevant Lease Supplement equal to the amount of Renewal Term Basic Rent determined pursuant to Section 16.03 hereof as specified for such Rent Payment Date in the relevant schedule to such Lease Supplement, as the same may be amended from time to time in accordance with the terms hereof.

                  (ii)  The  Lease  Supplements  will  indicate  how and to what extent any installment of Basic Rent and Renewal Term Basic Rent is to be allocated for federal income tax purposes, including the amount of Basic Rent that shall be allocated to each calendar year during the Basic Term and any initial rent holiday. It is the intention of Lessor and Lessee that the allocations of Basic Rent set forth in the Lease Supplement constitutes specific allocations of fixed rent within the meaning of Treas. Reg. sec. 1.467-1(c)(2)(ii).

                  (iii) If a Renewal Term is entered into pursuant to Section 16.03, the Renewal Term Basic Rent will be payable quarterly in arrears and allocated to the quarterly period ending on the date of such payment. Lessor and Lessee agree that each installment of Renewal Term Basic Rent will be accrued over the period commencing on the immediately preceding Rent Payment Date or the first day of the applicable Renewal Term, as applicable, and ending on the Rent Payment Date on which such arrears payment is scheduled to be made.

                  SECTION 3.02. Supplemental Rent. Lessee shall pay,or cause to be paid, promptly to Lessor, or to whomever shall be entitled thereto as expressly provided herein or in any other Operative Document, any and all Supplemental Rent (i) payable in connection with the payment of Stipulated Loss Value as and when the same shall become due and owing, (ii) any interest payable at the Overdue Rate as provided in Section 3.04 and (iii) all other amounts of Supplemental Rent within 15 days after written demand or such other relevant period as set forth in any Operative Document.

                  SECTION 3.03. Method of Payment. All Rent payable to Lessor shall be paid by Lessee to Lessor at the Owner Trustee Office, or at such other place in the United States as Lessor shall specify to Lessee in writing on at least 5 Business Days' notice; provided, however, that, in the case of payments pursuant to Article VI of the Participation Agreement or any Tax Indemnity Agreement, payment shall be made to whomever shall be entitled thereto at the place designated in Schedule I to the Participation Agreement with respect to such Person. Each payment of Rent shall be made by Lessee in funds with immediate value prior to 12:00 noon, New York time to the designated account, on the date when such payment shall be due.

                  SECTION 3.04. Late Payment.In the event any Rent shall not be paid by Lessee on its due date, Lessee shall pay to Lessor or the relevant Owner Participant, as the case may be, on demand, as Supplemental Rent, interest (to the extent permitted by Applicable Laws) on such overdue amount from the due date thereof to the date of payment thereof at the Overdue Rate.

                  SECTION 3.05. Net Lease. THIS LEASE IS A NET LEASE (AND EXPENSES ASSOCIATED WITH THE INSTALLATION, SERVICING, MAINTENANCE AND OPERATION OF THE EQUIPMENT SHALL BE FOR THE ACCOUNT OF LESSEE, WHETHER OR NOT SO STATED HEREIN), AND, NOTWITHSTANDING ANY PROVISION OF THIS LEASE OR OF ANY OTHER OPERATIVE DOCUMENT TO THE CONTRARY, LESSEE'S OBLIGATION TO MAKE ALL PAYMENTS OF RENT AS AND WHEN THE SAME SHALL BECOME DUE AND PAYABLE IN ACCORDANCE WITH THE TERMS OF THIS LEASE AND ANY OTHER OPERATIVE DOCUMENT SHALL BE ABSOLUTE AND UNCONDITIONAL AND SHALL NOT BE SUBJECT TO (I) ANY ABATEMENT OR DIMINUTION BY SET-OFF, DEDUCTION, COUNTERCLAIM, RECOUPMENT, AGREEMENT, DEFENSE, SUSPENSION, DEFERMENT, INTERRUPTION OR OTHERWISE, (II) ANY INSOLVENCY, BANKRUPTCY, REORGANIZATION OR SIMILAR PROCEEDINGS BY OR AGAINST LESSEE, OR (III) ANY OTHER CIRCUMSTANCE, HAPPENING OR EVENT WHATSOEVER, WHETHER OR NOT SIMILAR TO ANY OF THE FOREGOING; NOR SHALL ANY OF THE OBLIGATIONS OF LESSEE TO PAY RENT HEREUNDER BE OTHERWISE AFFECTED BY REASON OF ANY DEFECT IN THE TITLE TO, OR ANY DEFECT IN OR LACK OF FITNESS FOR USE OF OR ANY DAMAGE TO OR LOSS, OR LOSS OF THE USE OF OR DESTRUCTION OR THEFT OF, ALL OR ANY PART OF THE EQUIPMENT FROM ANY CAUSE WHATSOEVER, THE PROHIBITION OF THE USE OR POSSESSION BY LESSEE OF, OR ANY OUSTER OR DISPOSSESSION BY PARAMOUNT TITLE OR OTHERWISE OF ALL OR ANY PART OF THE EQUIPMENT, THE INTERFERENCE WITH SUCH USE OR POSSESSION BY ANY GOVERNMENTAL AUTHORITY OR OTHER PERSON, OR THE INVALIDITY OR UNENFORCEABILITY OR THE
DISAFFIRMANCE OF THIS LEASE, ANY OF THE OTHER OPERATIVE DOCUMENTS OR ANY AGREEMENT RELATED THERETO, OR BY REASON OF ANY FAILURE BY LESSOR OR ANY OTHER PERSON TO PERFORM ANY OF ITS OBLIGATIONS HEREIN OR THEREIN CONTAINED, OR BY REASON OF ANY LIENS ON ALL OR ANY PART OF THE EQUIPMENT, OR FOR ANY OTHER CAUSE WHETHER SIMILAR OR DISSIMILAR TO THE FOREGOING AND, UNTIL SUCH TIME AS ALL RENT REQUIRED TO BE PAID UNDER THIS LEASE OR ANY OTHER OPERATIVE DOCUMENT SHALL HAVE BEEN PAID, NEITHER THIS LEASE NOR THE PARTICIPATION AGREEMENT SHALL TERMINATE NOR SHALL LESSEE BE RELEASED, RELIEVED OR DISCHARGED FROM ITS OBLIGATION TO MAKE, AND NOR SHALL IT SUSPEND OR DISCONTINUE, ANY PAYMENT OF RENT FOR ANY REASON WHATSOEVER (EXCEPT AS MAY BE EXPRESSLY PROVIDED HEREIN), IT BEING THE INTENTION OF THE PARTIES HERETO THAT ALL RENT PAYABLE BY LESSEE HEREUNDER SHALL CONTINUE TO BE PAYABLE IN ALL EVENTS IN THE MANNER AND AT THE TIMES HEREIN AND IN THE PARTICIPATION AGREEMENT PROVIDED UNLESS THE OBLIGATION TO PAY THE SAME SHALL BE TERMINATED PURSUANT TO THE EXPRESS PROVISIONS OF THIS LEASE. IN THAT CONNECTION, LESSEE HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAWS, ANY AND ALL RIGHTS WHICH IT MAY NOW

HAVE OR WHICH MAY AT ANY TIME  HEREAFTER  BE  CONFERRED  UPON IT, BY  STATUTE OR
OTHERWISE,  TO  TERMINATE,  CANCEL,  QUIT OR  SURRENDER  THIS  LEASE  EXCEPT  IN
ACCORDANCE WITH THE EXPRESS TERMS HEREOF AND AGREES THAT IF, FOR ANY REASON WHATSOEVER, THIS LEASE SHALL BE TERMINATED IN WHOLE OR IN PART BY OPERATION OF LAW OR OTHERWISE EXCEPT AS SPECIFICALLY PROVIDED HEREIN OR IN ANY DOCUMENT MODIFICATION, LESSEE WILL NONETHELESS PAY TO LESSOR (OR TO WHOSOEVER SHALL BE ENTITLED THERETO AS EXPRESSLY PROVIDED HEREIN) AN AMOUNT EQUAL TO EACH BASIC RENT AND SUPPLEMENTAL RENT PAYMENT AT THE TIME SUCH PAYMENT WOULD HAVE BECOME DUE AND PAYABLE IN ACCORDANCE WITH THE TERMS HEREOF AND OF THE PARTICIPATION AGREEMENT HAD SUCH TERMINATION NOT OCCURRED. EACH PAYMENT OF RENT MADE BY LESSEE SHALL BE FINAL AND LESSEE WILL NOT SEEK OR HAVE ANY RIGHT TO RECOVER ALL OR ANY PART OF SUCH PAYMENT FROM LESSOR. NOTHING CONTAINED IN THIS SECTION 3.05 SHALL PREVENT LESSEE FROM BRINGING A SEPARATE ACTION FOR DAMAGES SUFFERED BY LESSEE AS A RESULT OF THE BREACH BY ANY PERSON OF ANY OBLIGATION OWED BY IT TO LESSEE OR FOR EQUITABLE RELIEF TO OBTAIN COMPLIANCE WITH SUCH OBLIGATION. NOTHING IN THIS LEASE SHALL BE CONSTRUED AS A GUARANTEE BY LESSEE OF ANY RESIDUAL VALUE IN THE EQUIPMENT.

                                   ARTICLE IV

                            Disclaimer of Warranties
                            ------------------------

                  SECTION 4.01.  Disclaimer of  Warranties.  LESSEE HAS SELECTED
THE EQUIPMENT, AND AS BETWEEN LESSOR AND LESSEE, DELIVERY OF THE EQUIPMENT PURSUANT TO ARTICLE II SHALL BE CONCLUSIVE PROOF OF ACCEPTANCE BY LESSEE OF THE EQUIPMENT AS BEING IN COMPLIANCE WITH ALL REQUIREMENTS OF THIS LEASE, AND LESSOR LEASES AND LESSEE TAKES THE EQUIPMENT AND EACH COMPONENT PART THEREOF "AS IS" AND LESSEE ACKNOWLEDGES THAT NEITHER THE TRUST COMPANY, LESSOR NOR ANY OWNER PARTICIPANT HAS MADE, NOR SHALL BE DEEMED TO HAVE MADE, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, MERCHANTABILITY, DESIGN, QUALITY, DURABILITY, OPERATION OR FITNESS FOR USE OR PURPOSE OF THE EQUIPMENT OR ANY COMPONENT PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT OR ANY COMPONENT PART THEREOF OR OTHERWISE. IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE, AS BETWEEN LESSOR AND LESSEE, BY LESSEE IN

THE EVENT OF ANY DEFECT OR DEFICIENCY IN THE EQUIPMENT OR ANY COMPONENT PART THEREOF, OF ANY NATURE WHETHER PATENT OR LATENT, AND THAT NEITHER LESSOR NOR ANY OWNER PARTICIPANT SHALL HAVE ANY RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO, except that Trust Company hereby (i) represents, warrants and covenants that on the Closing Date the Equipment shall be free of Lessor Liens attributable to it, and (ii) agrees that it will not directly or indirectly create, incur, assume or suffer to exist any Lessor Lien attributable to it. Nothing contained in this Article IV shall in any way diminish or otherwise affect any right Lessee may have with respect to the Equipment against any third Person.

                                    ARTICLE V

                             Liens; Quiet Enjoyment
                             ----------------------

                  SECTION 5.01. Liens. Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Equipment or any Component or part thereof, or title thereto or any interest therein except Permitted Liens. Lessee will promptly, at its own expense, take such action as may be necessary duly to discharge any Lien other than Permitted Liens.

                  SECTION 5.02. Quiet Enjoyment. Notwithstanding any other provision of this Lease, so long as no Lease Event of Default shall have occurred and be continuing, as between Lessee and Lessor, Lessee shall have the exclusive right to possession, operation and control of all the Equipment and neither Lessor nor any Person acting or claiming through Lessor will interfere with the peaceful and quiet enjoyment, operation and possession of the use or nonuse of the Equipment by Lessee in accordance with the terms hereof.

                  SECTION 5.03. Personal Property. Lessee and Lessor agree for the purposes of the Transactions that the Equipment and every Component or part thereof are and shall be considered as and shall remain personal and not real property or fixtures to all Persons and for all purposes. Lessee and Lessor agree that the Equipment, every Component, and every part thereof are severed and shall be and shall remain severed from any real property and are readily movable and, even if physically attached to such property, it is the intention of Lessee and Lessor that the Equipment, and every Component or part thereof (i) shall retain the character of personal property, (ii) shall be removable, (iii) shall be treated as personal property with respect to the rights of all Persons whomsoever, (iv) shall not become part of any real property and (v) by virtue of its nature as personal property, shall not be affected in any way by any instrument dealing with any real property.

                                   ARTICLE VI

                             Operation; Maintenance
                             ----------------------

                  SECTION 6.01. Operation. Lessee shall not use the Equipment or permit any third party to use the Equipment:

                  (i)   for any purpose other than its intended purpose;

                  (ii) in any manner other than in the same manner and with the same care as used by Lessee with respect to similar equipment owned or leased by Lessee;

                  (iii) in breach of (x) any material Applicable Laws or (y) any license, permit or authorization relating to the Equipment or to Lessee issued by any Governmental Authority having jurisdiction over the Equipment or Lessee, unless the validity thereof is being contested in good faith and by a Permitted Contest.

                  SECTION 6.02. Maintenance.(a) Lessee at its own expense shall at all times during the Term applicable to the Equipment inspect, maintain, service, repair and overhaul the Equipment so as to keep it (i) in good operating condition and good physical condition, ordinary wear and tear excepted, (ii) in compliance with applicable insurance policies and in a manner and frequency required by applicable manufacturers' warranties, if any, and
(iii) maintain the Equipment under a preventive maintenance program by qualified personnel (who may be employees of Lessee) who possess a working knowledge of the mechanical operation of the Equipment including electrical systems, motors, drives, controls, accessories, lubricants and all other items necessary to make the machine operate at the same rate of production as of the date of delivery under this Lease and in the same manner and with the same care as used by Lessee with similar equipment owned or leased by Lessee, and as such specifications may be adjusted by Modifications under this Lease, subject to ordinary wear and tear (with respect to the Equipment, the "Applicable Specifications"). The Equipment shall be, moreover, inspected, maintained, serviced, repaired, overhauled and preserved by Lessee in compliance with all material requirements of Applicable Laws, and Lessee will (at its expense) provide all maintenance and service and make all repairs necessary for such purpose. Lessor shall not be obliged in any way to maintain, alter, repair, rebuild, overhaul or replace the Equipment.

                  (b) Lessee shall maintain in proper order all appropriate books, records, service manuals, operating manuals, blueprints, and title documents in connection with the Equipment and provide all such books, records and documents to Lessor at the date of return. Lessee shall maintain or cause to be maintained all records, logs and other materials required to be maintained in respect of the Equipment by Applicable Laws and upon written request promptly furnish or cause to be furnished to Lessor such information as may be required to enable Lessor to file any reports required to be filed by Lessor or the Owner Participant with any Governmental Authority because of Lessor's ownership or interest in the Equipment.

                  SECTION 6.03. Replacement of Parts. If any parts that were originally incorporated or installed in or attached to or constituting a part of the Equipment at the time of delivery thereof hereunder, or any parts thereafter incorporated or installed in or attached to or constituting a part of the Equipment in replacement of or substitution for such original parts, shall become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or otherwise permanently rendered unfit for use, Lessee, at its own expense, shall as soon as practicable replace such parts, or cause the same to be replaced, by replacement parts which are free of all Liens (other than Permitted Liens) and the removal and the replacement shall be performed in such manner and with replacement parts of such quality, that the Equipment shall be in as good an operating condition as, and have a fair market and expected residual value, remaining economic useful life and utility at least equal to the fair market and expected residual value, remaining economic useful life and utility of, the Equipment prior to such replacement of parts (assuming the Equipment was, at the time of such replacement of parts in the condition and state of repair required by the terms hereof) and shall constitute "Leased Equipment" as defined in the Intercreditor Agreement. All parts at any time removed from the Equipment or any Component shall remain the property of Lessor and subject to this Lease, no matter where located, until such time as such parts shall be replaced by parts which have been incorporated or installed in or attached to or made a part of the Equipment and which meet the requirements for replacement parts specified above; provided, however, that parts that have been removed from the Equipment or any Component and that have no value other than scrap value shall be released from this Lease and all other Operative Documents immediately upon their removal from the Equipment or any Component, and may be disposed of by Lessee (at its expense) prior to the installation of the replacement part. Immediately upon a replacement part becoming incorporated or installed in or attached to the Equipment as above provided, without further act, (i) the replaced part shall become the property of Lessee, and shall no longer be subject to this Lease or any other Operative Document, shall be free and clear of all rights of Lessor, and shall no longer be part of the Equipment hereunder, and (ii) such replacement part shall become the property of Lessor with title held by Lessor and shall be subject to this Lease and all other Operative Documents and shall be deemed part of the Equipment for all purposes to the same extent as the parts originally incorporated or installed in or attached to the Equipment. Lessee may transfer parts of any Component to another Component in a manner consistent with its normal operating practices so long as such transfer does not change the identity of the Equipment involved or reduce by more than a de minimis amount the fair market or expected residual value, utility or remaining economic useful life of the Equipment. The foregoing notwithstanding, if any replacement part shall have been PPE Collateral, the replaced part, upon release from this Lease, shall be subject to the Security Agreement and constitute PPE Collateral.

                  SECTION 6.04.  Relocation.
                                 ----------

                  (a) Within the United States. At the Closing Date, the Equipment and each Component or part thereof shall be located at the Sites as specified on Schedule I to the Lease Supplement. After the Closing Date, as long as the Equipment is being operated in compliance with Section 6.01 and maintained in compliance with Section 6.02 and no Material Default has occurred and is continuing, Lessee may, without the consent of Lessor, relocate the Equipment or any Component or part thereof during the Term to any location in the continental United States of America; provided, that

                  (i) Lessee shall, not less than 10 Business Days prior to such relocation, inform Lessor in writing of any relocation, the specific Components to be moved, the state and county of the new location, whether the new location is owned or leased by Lessee or subject to the rights of any mortgagee, all in reasonable detail;

                  (ii) if any Component is to be relocated outside the state (or, if appropriate, the county) in which such Component was delivered on the Closing Date, Lessee shall, on or prior to such relocation, ensure that any filings necessary to protect the interests of Lessor in the Equipment at such new location are timely made or corrected;

                  (iii) if (x) an aggregate of $25,000,000 or greater of Components (measured by its Designated Value) is moved to any location (other than a Site, prior to such relocation) Lessor and Lessee shall enter into a ground lease and ground sublease with respect to such new location on terms comparable to the existing Site Leases and Site Subleases, or (y) if less than an aggregate of $25,000,000 of Components (measured by its Designated Value) is moved to a location other than a Site or a property subject to a Site Lease, Lessee shall return such Equipment to a location subject to a Site Lease prior to the end of the Term or, promptly upon the occurrence of a Lease Event of Default;

                  (iv) if an aggregate of $25,000,000 or greater of Components (measured by its Designated Value) is moved to any location (other than a Site prior to such relocation), at Lessee's expense, there shall have been conducted at such location an environmental review pursuant to Environmental Laws, which review shall be reasonably satisfactory to each Owner Participant, (taking into account to the extent relevant, the environmental review conducted on behalf of Lessor prior to the Closing;

                  (v) Lessee shall not relocate Components with an aggregate value in excess of $25,000,000 to Lessee's facility located in Conyers, Georgia; and

                  (vi) at any time that Lessee removes all Components from a Site which is subject to a Site Lease, such Site Lease shall be terminated.

                  (b) Outside the United States. Lessee may not relocate, or permit the relocation of, the Equipment or any Component or part thereof to a place outside the continental United States of America.

                  SECTION 6.05. Modification. (a) Lessee shall at its expense, from time to time make any Modification to the Equipment required by Applicable Laws or by any insurance requirements. So long as no Material Default has occurred and is continuing, Lessee, at its expense, from time to time may make any Modification to the Equipment that Lessee may deem desirable in the conduct of its business; provided, however, that Lessee shall not have the right (i) to make any such Modification that diminishes by more than a de minimis amount the fair market or expected residual value, utility and remaining economic useful life of the Equipment to an independent third-party user, below the fair market or expected residual value, utility, or remaining economic useful life thereof immediately prior to such Modification, assuming the

Equipment was then in the condition required to be maintained by the terms of this Lease, or (ii) cause the Equipment to become Limited Use Property.

                  (b)  Immediately upon each Modification having been made:

                  (i) in the case of any Nonseverable Modification, the Modification shall, effective on the date such Modification shall have been incorporated into the Equipment, become the property of Lessor with title being held by Lessor and shall be subject to this Lease and all other Operative Documents; and

                  (ii) in the case of each Severable Modification, Lessee shall hold title to such Modification and the Modification shall remain the property of Lessee and shall not become subject to this Lease or any other Operative Document; provided, that Severable Modifications that remain at the Scheduled Expiration Date so modified (or remain as of any earlier termination of this Lease with respect to the Equipment) shall be subject to the provisions of Section 8.02.

Modifications that, pursuant to this Section 6.05(b), become subject to this Lease, shall be deemed part of the applicable Component and the Equipment for all purposes. Modifications that do not become subject to this Lease pursuant to this Section 6.05(b) shall not be deemed a part of the applicable Component and the Equipment.

                  (c) Subject to compliance with Applicable Laws, Lessee may remove, at its expense, any Severable Modification which has not become subject to this Lease pursuant to Section 6.05(b) or which Lessor has not elected to purchase pursuant to Section 8.02, provided, that, unless Lessee shall have given notice of its election to purchase the Equipment pursuant to Article XVI, Lessee, at its expense and prior to the Scheduled Expiration Date (or any earlier termination of this Lease), shall repair any damage to the Equipment caused by such removal such that the Equipment is returned to the condition required hereunder.

                  SECTION 6.06. Warranty Assignments.(a) Lessee hereby assigns, transfers and conveys to Lessor all its right, title and interest in, to and under all existing and assignable warranties, if any, relating to the Equipment (all such warranties, the "Assigned Warranties").

                  (b) The assignment pursuant to clause (a) of this Section6.06 is a present assignment and shall be effective immediately upon execution of this Lease. Notwithstanding the foregoing assignment, so long as no Material Default shall have occurred and be continuing, Lessor shall not be entitled to exercise or receive any proceeds of the exercise of, and Lessee shall be entitled to exercise and receive all proceeds of the exercise of any of the claims, rights, powers, privileges, remedies and other benefits in respect of the Assigned Warranties (including the right to receive all moneys due or to become due under or arising out of the Assigned Warranties).

                  SECTION 6.07. Property Fire Protection. Lessee shall maintain at all facilities where Equipment is located fire security systems and procedures as required under Lessee's insurance policies.

                                   ARTICLE VII

                                Early Termination
                                -----------------

                  SECTION 7.01. Termination for Obsolescence or Business Purposes. Subject to Section 7.04, so long as no Material Default shall have occurred and be continuing, at any time during the Basic Term on or after the third anniversary of the Basic Term Commencement Date, Lessee may, not more than once during any twelve month period, upon 90 days' prior written irrevocable notice to Lessor, terminate the Lease with respect to the Equipment, if Lessee certifies by a certificate of Lessee's Chief Financial Officer to Lessor that the Equipment has become (x) obsolete, operationally uneconomic or surplus to its needs as determined by Lessee in its sole discretion or (y) operationally uneconomic due to a change in any Applicable Laws. The termination shall become effective on any Stipulated Loss Value Date selected by Lessee occurring at least 90 days after such notice (the "Termination Date").

                  SECTION 7.02. Lessor Election to Retain Equipment. In the case of a termination described in Section 7.01, at any time within 45 days after notice from Lessee of its election to terminate this Lease with respect to the Equipment, Lessor may give Lessee notice of its irrevocable election to retain the Equipment. If Lessor shall have elected to retain the Equipment in accordance with the preceding sentence, on the Termination Date Lessee shall pay to Lessor any Overdue Rent due with respect to the Equipment as of such Termination Date and any unpaid Supplemental Rent due on or prior to such Termination Date, but will not be required to pay Stipulated Loss Value with respect to the Equipment. On such Termination Date Lessee shall deliver the Equipment to Lessor pursuant to the requirements of Article VIII, and the Equipment shall cease to be leased hereunder.

                  SECTION 7.03.  Qualifying Bids.
                                 ---------------

                  (a) Solicitation of Bids. In the case of a termination described in Section 7.01, during the period from the giving of such notice of termination until 10 Business Days prior to the Termination Date and so long as Lessor shall not have exercised its option pursuant to Section 7.02 to retain the Equipment, Lessee, as agent for Lessor and at Lessee's expense, shall use its commercially reasonable efforts to obtain the highest possible bids from Persons other than, except with the prior consent of each Owner Participant, Lessee, Guarantor or their Affiliates to purchase the Equipment on the Termination Date. Lessee shall notify Lessor in writing, at least 10 Business Days prior to the Termination Date, of the amount and terms of each such bid that has theretofore been submitted and the name and address of the party submitting such bid. Lessee shall certify to Lessor that such bidder is not an Affiliate of Lessee or Guarantor (unless previously consented to by the Owner Participants). Each such bid shall be a bona fide bid for payment in full in cash (such a bid is referred to herein as a "Qualifying Bid"). Lessee shall deliver to Lessor, on reasonable request, periodic reports of Lessee's progress in finding a bidder for the Equipment subject to the termination notice. Lessor shall have the right, directly or through agents or brokers, to solicit bids, but shall be under no duty to solicit bids or to inquire into the efforts of Lessee to obtain bids.

                  (b) Procedure If No Sale. If Lessor has not elected to retain the Equipment pursuant to Section 7.02 and no Qualifying Bids are received as of the Termination Date, this Lease shall continue in full force and effect as to the Equipment, notwithstanding Lessee's prior written notice pursuant to Section
7.01. Such  continuation  shall not constitute a revocation  pursuant to Section
7.01 or Section 7.04 nor prejudice in any way Lessee's right to terminate the Lease as of a later date as to the Equipment.

                  SECTION 7.04. Rescission by Lessee. If Lessor has not elected to retain the Equipment pursuant to Section 7.02, and at least one Qualifying Bid has been received as of the scheduled Termination Date, Lessee may nevertheless at any time no later than 45 days prior to the scheduled Termination Date, rescind its notice of termination as to the Equipment. The total number of such rescissions and elections to continue to lease during the Basic Term shall not exceed one. Lessee shall reimburse, on an After-Tax Basis, Lessor and the Owner Participants, for all reasonable costs and expenses incurred in connection with any such rescission of a notice of termination.

                  SECTION 7.05. Sale Pursuant to Qualifying Bid. If (i) Lessee shall have received a Qualifying Bid on or prior to the tenth Business Day before the Termination Date, and (ii) Lessor shall have received from Lessee notice of the highest Qualifying Bid and shall have received from the bidder that shall have submitted the highest Qualifying Bid for the Equipment immediately available funds of the amount specified in such bid, Lessor shall on the Termination Date, subject to the receipt of the amounts payable pursuant to
Section 7.06 hereof, transfer to such bidder all of Lessor's right, title and interest to the Equipment "as-is, where-is" without representation or warranty except as to the absence of any Lessor Liens on the Equipment to which such bid relates. On such Termination Date, Lessee shall deliver the Equipment to the purchasing bidder pursuant to the requirements of Article VIII, and the Equipment shall cease to be leased hereunder. Any funds received by Lessee for the Equipment shall be immediately paid over to Lessor without deduction, set-off or adjustment of any kind. Lessee and Lessor shall execute and deliver such documents evidencing such transfer and take such further action as the purchaser shall reasonably request. Lessee shall pay, on an After-Tax Basis, all reasonable costs and expenses incurred in connection with any transfer of, or attempt to find a Qualifying Bid for, the Equipment pursuant to this Article VII.

                  SECTION 7.06. Payment Lessee; Notice; Termination of Lease. In the case of any termination described in Section 7.01, unless Lessor has elected to retain the Equipment being terminated pursuant to Section 7.02, on the Termination Date, Lessee shall pay to Lessor the sum of:

                  (a) any Overdue Rent due with respect to the Equipment as of such Termination Date; plus

                  (b)   any  Supplemental   Rent  due  and  unpaid  as  of  such
         Termination Date (including any amounts for reasonable costs and expenses payable by Lessee as required in Section 7.05); plus

                  (c) the excess, if any, of (i) the Stipulated Loss Value as of such Termination Date over (ii) the net proceeds actually realized on any sale thereof and paid over to Lessor, as the case may be, pursuant to Section 7.05.

                  Upon payment by Lessee of all required amounts as to the Equipment, the obligation of Lessee to pay Rent with respect to the Equipment shall terminate, the Equipment shall no longer be subject to this Lease and the Term with respect to the Equipment shall terminate.

                                  ARTICLE VIII

                               Return of Equipment
                               -------------------

                  SECTION 8.01. Return of Equipment. On the Scheduled Expiration Date applicable to the Equipment (or upon any earlier termination of this Lease with respect to the Equipment), if such Equipment is not purchased by Lessee pursuant to Article XVI, Lessee (at its sole risk and expense) shall surrender such Equipment to Lessor and shall comply with each of the following conditions:

                  (a) at the time of such return, the Equipment shall be free and clear of all Liens (other than Lessor Liens);

                  (b) not later than 315 days prior to the Scheduled Expiration Date in respect of such Equipment (or if earlier, the date the Equipment is being returned due to an earlier termination of this Lease), provide a detailed inventory, in English, of all Components of such Equipment. The inventory shall include, but not be limited to, a description of the Equipment, the asset number assigned to the Equipment, and location;

                  (c) not later than 180 days prior to the Scheduled Expiration Date in respect of Equipment (or if earlier, the date the Equipment is being returned due to an earlier termination of this Lease), provide or cause the vendor(s) or manufacturer(s) to provide, if available, to Lessor the following documents, in English or, if applicable, the language in which such documents were provided to Lessee by the relevant vendor or manufacturer, (i) one set of current and up-to-date service manuals and operating manuals, including replacements and/or additions thereto and (ii) one set of documents, detailing the Equipment's configuration, operating requirements, maintenance records, and other technical data concerning the set-up and operation of the Equipment, including replacements and/or additions thereto, such that all documentation is completely up-to-date and current;

                  (d) not later than 180 days prior to the Scheduled Expiration Date in respect of Equipment (or if earlier, the date the Equipment is being returned due to an earlier termination of this Lease), upon receiving reasonable notice from Lessor, make such Equipment available for on-site operational inspections by potential purchasers, under power, and provide technical personnel, power and other requirements necessary to demonstrate electrical and mechanical systems for the Equipment of such Equipment;

                  (e) not later than 180 days prior to the Scheduled Expiration Date in respect of such Equipment (or if earlier, the date the Equipment is being returned due to an earlier termination of this Lease), cause a Technical Expert, acceptable to Lessor (the "Inspector"), to perform a comprehensive physical inspection, including testing all material and workmanship of such Equipment, including, where applicable, an inspection of all screen changers, sensors, monitors and computer controllers; and if during such inspection, examination and test, the Inspector finds the Equipment not operating within any Applicable Specifications or otherwise not in the condition and state of repair required by the terms hereof, then Lessee shall, at its own expense, make, within 60 days of the date of inspection, all necessary repairs to the Equipment in a professional and workmanlike manner;

                  (f) have each Component of such Equipment returned with an in-depth field service report, detailing said inspection as outlined in clause (e) of this Section 8.01, with such report to certify that the Equipment has been properly inspected, examined and tested and is operating within Applicable Specifications;

                  (g) provide that each Component of such Equipment will be: (i) returned in the condition required pursuant to Article VI, (ii) cleaned and cosmetically acceptable, properly removing or treating all corrosion, and in such condition so that it may be immediately installed and placed into use in a production environment, (iii) detoxified or decontaminated, if applicable, to allow for subsequent use in accordance with Applicable Laws, (iv) in good operating condition (subject to normal wear and tear), (v) properly identified, and (vii) returned with such operating and application specific software used by Lessee at such time to control the Equipment;

                  (h) ensure that all Components of the Equipment and operations thereof conform to all laws and health and safety regulations applicable in the jurisdiction in which such Equipment was located immediately prior to the time of return and which may be in effect at the time of return;

                  (i) ensure that all gears, barrels, screws, and screw flights and other mechanical corrections are free from any adhesive, abrasive, or corrosive wear that will prevent any Component from operating within Applicable Specifications. Where excess wear has occurred, Lessee will replace such Components or parts thereof before returning the Equipment to Lessor;

                  (j)properly remove all Lessee installed markings which are not necessary for the operation, maintenance or repair of the Equipment;

                  (k) in the event that Lessor does not elect to operate the Equipment in the facility where the respective Equipment is then located, which election shall be made not later than 120 days prior to the Scheduled Expiration Date or, upon demand if the Lease is terminated by reason of a Lease Event of Default, provide for the deinstallation and packing of the Equipment to include, but not limited to, the following: (i) all process fluids shall be removed from the Equipment and disposed of in accordance with the then current Environmental Laws (at no time are materials which could be considered hazardous waste pursuant to any Environmental Law to be shipped with machinery); (ii) all internal fluids such as lube oil and hydraulic fluid are to be filled to operating levels; filler caps are to be secured and disconnected hoses are to be sealed to avoid spillage;
         (iii) qualified professionals (which may be employees of Lessee) shall deinstall and match mark each Component; (iv) each Component shall be packed in a safe and secure manner suitable for shipping by rail or truck; and (v) Lessee shall provide for transportation of the Equipment to the closest railhead F.O.B.;

                  (l) at Lessor's choice, either (i) allow Lessor, at Lessor's expense, and provided Lessor has provided reasonable notice to Lessee, to arrange for an on-site auction of the Equipment in an assembled and functional state. Any such auction will be conducted no more than 60 days prior to Scheduled Expiration Date (or, if earlier, the date the Equipment is being returned due to an earlier termination of this Lease) and will be conducted in a manner which will not unreasonably interfere with Lessee's business operations, or (ii) at the request of Lessor, provide safe, secure storage, at Lessor's expense, for the Equipment for 120 days after expiration or earlier termination of the Lease at an accessible location satisfactory to Lessor; provided, however, if the Lease is terminated as a result of a Lease Event of Default, Lessee, at its expense, shall provide such storage for a period of 120 days; and

                  (m) if Lessee fails to return any Component of the Equipment within 30 days following the Scheduled Expiration Date (or, if earlier, the date the Equipment is being returned due to an earlier termination of this Lease), then Lessor may demand that Lessee pay the Fair Market Value of such Component.

If the Equipment is not returned in all material respects on the Scheduled Expiration Date (or, if earlier, the date the Equipment is being returned due to an earlier termination of this Lease), as required herein, Basic Rent shall accrue and be due and payable by Lessee each 30 days thereafter, at a daily rate equal to the daily equivalent of the greater of (i) 125% of the average Basic Rent during the Term which has expired and (ii) Fair Market Rent Value.

                  SECTION 8.02. Severable Modifications. If Lessee has made any Severable Modification to the Equipment to be surrendered to Lessor pursuant to
Section 8.01, and such Severable Modification has not previously been removed by Lessee, Lessee shall, not later than 60 days before such surrender, inform Lessor in writing if Lessee intends to leave such Severable Modification in place, whereupon Lessor may elect to purchase such Severable Modification for its then fair market value. If Lessor has not given Lessee written notice of its election under the preceding sentence at least 30 days prior to the date for the surrender of the Equipment, Lessee may (i) remove such Severable Modification prior to such surrender (and shall repair in all material respects any damage caused by such removal), or (ii) leave such Severable Modification in place, in which case it will become the property of Lessor without further action on the part of, or further cost to, Lessor.

                                   ARTICLE IX

            Damage; Application of Payments; Restoration of Equipment
            ---------------------------------------------------------

                  SECTION 9.01.  Event of Loss.
                                 -------------

                  (a) Notice of Event of Loss. Lessee shall, within 5 Business Days after the occurrence thereof, notify Lessor of any Event of Loss to the Equipment. Within 30 days of such occurrence, Lessee shall give Lessor and the Owner Participants written notice stating whether there has been an Event of Loss with respect to the Equipment. In such notice, Lessee shall (i) describe the nature and scope of the occurrence giving rise to such Event of Loss, and
(ii) if applicable, specify which of the alternatives set forth in Section 9.01(b) it will pursue. If Lessee fails to provide notice of its election under this Section 9.01(a) within such 30-day period, Lessee shall be deemed to have elected the alternative set forth in Section 9.01(b)(ii). If Lessee timely elects the alternative in Section 9.01(b)(i) and fails to make the required substitution within the periods prescribed therefor, Lessee shall not be entitled to make such substitution but shall be required to make the payments required by Section 9.01(b)(ii) on the last day on which Lessee was entitled to make the substitution.

                  (b) Lessee Alternatives. Upon an Event of Loss, Lessee shall, subject to the restrictions in Section 9.01(a), pursue one of the alternatives, (i) or (ii), set forth in this Section 9.01(b).

                  (i) If Lessee elects or is required to effect this alternative
         (i), it shall, provided that no Material Default has occurred and is continuing, within 180 days of the occurrence of the Event of Loss (but in no event later than the Scheduled Expiration Date with respect to the Equipment), effect a restoration of the Equipment, which may include a substitution of Components in the manner and subject to the conditions specified in Section 9.05 hereof. Once such restoration has been made and the conditions specified in Section 9.05 have been satisfied, so long as no Material Default has occurred and is continuing, Lessor shall transfer all of its rights to any replaced components of the Equipment to Lessee, and shall remove all Lessor Liens upon such replaced components, and Lessee shall be subrogated to all claims of Lessor, if any, against third parties to the extent the same relate to physical damage to or loss of the Equipment. For all purposes hereof, the replacement equipment shall, after such substitution, be part of the property leased hereunder, be "Equipment" deemed to be the Component replaced subject to the relevant Lease Supplement. Under this alternative (i), no abatement or reduction shall be made in the Basic Rent.

                  (ii) If Lessee elects this alternative (ii), it shall, on the first Stipulated Loss Value Date falling after the earlier of 5 Business Days after receipt of insurance proceeds or 180 days after the occurrence of the Event of Loss, pay to Lessor the sum of:

                    (A) the Stipulated  Loss Value for the Equipment  determined for such Stipulated Loss Value Date;

                    (B)any Overdue Rent with respect to the Equipment as of such
                  Rent Payment Date; and

                    (C) any  Supplemental   Rent  with  respect to the Equipment
                  due and payable on or before such Stipulated Loss Value Date, on such Stipulated Loss Value Date as a result of the Event of Loss.

                  Once the payment described in the preceding sentence has been made, Lessor shall transfer to Lessee all of its rights to the Equipment "as-is, where-is" without representation or warranty except as to the absence of Lessor's Liens, Lessee shall have no further obligation to make payments of Rent with respect to the Equipment, and the Term with respect to the Equipment shall end.

                  SECTION 9.02. Application of Payments Upon an Event of Loss. Except as provided in the next sentence of this Section 9.02 or in Section 9.04, any payments received at any time by Lessor or by Lessee with respect to any Equipment (including insurance proceeds or warranty payments but excluding proceeds from insurance policies carried by Lessor or any Owner Participant) from any Governmental Authority or any other Person as a result of the occurrence of an Event of Loss with respect to such Equipment shall be applied as follows:

                  (a) any such payment received at any time by Lessee shall be promptly, and in any event within 5 Business Days, paid to Lessor for application pursuant to the following provisions of this Section 9.02, except that Lessee may retain any amounts which Lessor shall at the time be obligated to pay to Lessee pursuant to Article XIX;

                  (b) so much of such payments as shall not exceed all amounts required to be paid by Lessee pursuant to Section 9.01(b)(ii) shall be applied in reduction of Lessee's obligation to pay such amounts if not already paid by Lessee, or, if already paid by Lessee, shall be applied to reimburse Lessee for its payment of such amounts; and

                  (c) the balance, if any, of such payments remaining thereafter, if they are from insurance carried by Lessee, shall be paid to Lessee or, if they are from any other Person or source, shall be divided between Lessor and Lessee in accordance with their respective interests.

                  SECTION 9.03. Loss, Damage, Seizure, Requisition, Application of Payments Not Relating to an Event of Loss. In the event of a loss, condemnation, confiscation, theft or seizure of, or requisition of title to or use of, or damage to, the Equipment or any part thereof not resulting in an Event of Loss, Lessee shall promptly notify Lessor thereof and all obligations of Lessee under this Lease with respect to the Equipment shall continue to the same extent as if such event had not occurred. Subject to the provisions of
Section 9.04 and Article XIX, payments received at any time by Lessor or Lessee from any insurer (under insurance carried by Lessee), any Governmental Authority or other Person with respect to any loss, condemnation, confiscation, theft or seizure of, or requisition of title to or use of, or damage to the Equipment not constituting an Event of Loss shall be paid to or retained by Lessee.

                  SECTION 9.04. Application of Payments During Payment Default, Bankruptcy Default or Lease Event of Default. Any amount that shall otherwise be payable to Lessee pursuant to this Lease arising out of any insurance, warranty, governmental award or otherwise shall not be paid to Lessee or, if it shall have been previously paid to Lessee, shall not be retained by Lessee but shall be paid to Lessor, if at the time of such payment any Material Default shall have occurred and be continuing. In such event, all such amounts shall be paid to and held by Lessor in trust as security for the obligations of Lessee to make payments under any other Operative Document or to pay Rent hereunder or, at Lessor's option, applied by Lessor toward payment of any of such obligations of Lessee at the time due hereunder or under such other Operative Document. At such time as there shall not be continuing any Material Default, all such amounts at the time held by Lessor in excess of the amount, if any, that Lessor shall have elected to apply as above provided shall be paid to Lessee.

                  SECTION 9.05. Restoration of the Equipment. (a) So long as no Material Default shall have occurred and be continuing, not more frequently than once in any 12-month period, unless in connection with an Event of Loss, Lessee may substitute like-kind components in accordance with the terms of this Section
9.05. If Lessee shall elect to substitute pursuant to the preceding sentence, Lessee shall, at its sole cost and expense, deliver to Lessor without cost to Lessor a full warranty bill of sale for such substituted component of the Equipment specifically identifying such substituted component, which substituted component meets (or will meet when the substitution is completed) the following conditions:

                  (i) it is free and clear of all Liens (other than Permitted Liens);

                  (ii) it (A) is of like-kind with the Component to be replaced,
         (B) has a fair market and estimated residual value, utility and remaining economic useful life at least equal to the fair market and estimated residual value, utility and remaining economic useful life of the Component to be replaced, assuming such replaced Component has been maintained in the condition required by this Lease, (C) is of same or newer date of manufacture as the replaced Component, (D) shall constitute "Leased Equipment" as defined in the Intercreditor Agreement, and (E) such substitution will not adversely affect the fair market or estimated residual value, utility or remaining economic useful life of the Equipment (as confirmed by a Technical Expert);

                  (iii) title to such replacement component has vested in the Owner Trustee; and

                  (iv) Lessee shall make all filings necessary to protect the interests of Lessor in the relevant substituted components concurrently with consummating such substitution.

                  (b)   Upon   transfer  of  the  substitute  components  and
compliance with the requirements of paragraph (a): (i) the replaced Component shall become the property of Lessee; (ii) Lessee will be subrogated to all claims of Lessor, if any, against third parties to the extent the same relate to physical damage to or loss of the Equipment. For all purposes hereof, the component so substituted shall, after such transfer, (i) be part of the Equipment hereunder, be subject to the relevant Lease Supplement and all other Operative Documents, and (ii) be deemed to be the "Component" that was replaced and to have the same Designated Value as the Component replaced. No such substitution shall result in any change in Basic Rent.

                  (c) For Components substituted other than as the result of an Event of Loss, at the time of transfer of the substitute component, Lessee shall provide a certificate of its Chief Financial Officer to Lessor certifying that the Components to be substituted are obsolete, surplus or uneconomic with respect to their use where the Equipment is located.

                  (d) During the Term, Lessee may not substitute Components with a Designated Value in excess of 30% of Lessor's Cost.

                  Lessee  shall  pay,  on an  After-Tax  Basis,  all  costs  and expenses (including reasonable attorneys' fees and disbursements) incurred by Lessor and the Owner Participants, and for all taxes, fees and other governmental charges payable in connection with the substitution. whether or not such substitution is consummated and with respect to any documentation required to evidence such substitution in accordance with the terms hereof.

                  SECTION 9.06. Event of Loss with respect to All Components at a Site. Notwithstanding Section 9.01, in the event all or substantially all of the Components located at a Site subject to a Site Lease (the "Affected
Components") suffer an Event of Loss (assuming such Affected Components constituted all of the Equipment), then Lessee, in lieu of declaring an Event of Loss with respect to all Equipment, may request that Lessor consider terminating the Lease solely with respect to such Affected Components in exchange for a partial payment of Stipulated Loss Value. Lessor shall consider and negotiate any such request, and the terms and conditions thereof, in good faith in light of the circumstances at the time, including the then location of the Equipment, its configuration, value and expected useful life, and the integrity, value, utility and remaining useful life of the remaining Components after giving effect to a partial termination of the Lease with respect to the Affected Components.

                                    ARTICLE X

                              Environmental Matters
                              ---------------------

                  SECTION 10.01. Environmental Covenants. (a) Until the end of the Lease Term, Lessee shall take all reasonable efforts pursuant to Lessee's EH&S Program as set forth in Section 17.02 to ensure (i) that each Site, the Equipment and PPE Collateral and all aspects thereof comply in all material respects with all applicable Environmental Laws and Environmental Permits; (ii) that no Hazardous Substance is released, spilled, emitted or otherwise discharged ("Spill") at, on or from any Site, the Equipment or PPE Collateral other than in compliance in all material respects with applicable Environmental Laws; and (iii) that each Site, the Equipment or PPE Collateral possesses all required Environmental Permits.

                  (b) In the case of a Spill, Lessee shall undertake and diligently complete all actions necessary to investigate and, if required by law or good management practice, remediate the Spill.

                  (c) Lessee shall notify Owner Participant within 10 Business Days of learning of any of the following: (i) a violation (or combinations thereof) of Environmental Laws that could result in the Lessee incurring liabilities in excess of $50,000; (ii) a Spill that results in a violation of Environmental Laws; (iii) any Environmental Claim asserted against the Lessee, each Site, the Equipment and PPE Collateral, including any notice alleging the violation of or liability under Environmental Laws which individually or in the aggregate could result in liability in excess of $50,000; or (iv) any fact, circumstance or condition, on or under each Site, the Equipment and PPE Collateral that could reasonably result in the Lessee incurring liabilities under Environmental Laws in excess of $50,000.

                  SECTION 10.02. EH&S Reporting. Lessee shall provide each Owner Participant and Lessor, within 90 days after the end of each Fiscal Year, a report certified by Lessee's Environmental Health and Safety ("EH&S") director and Lessee's Chief Financial Officer summarizing material developments involving EH&S matters concerning Lessee (the "Annual EH&S Report") and, where appropriate, a copy of the relevant documents will be provided to each Owner Participant. The Annual EH&S Report shall include the following:

                  (a) total operation expenses and capital expenses incurred for Lessee's ongoing operations to comply with Environmental Laws during the Fiscal Year just ended at each Site, budgets for such expenses at each Site for the current fiscal year, and projections for such expenses for the succeeding fiscal year, which expenses shall also be included in the annual operating budget provided pursuant to Section
         17.02 of this Lease;

                  (b) any investigation or remediation undertaken during the prior Fiscal Year to address a Spill or any historic contamination at any Site (including a description of the contamination, the proposed action, the expected time line for completion, and a cost estimate);

                  (c) any inspections of the Sites, the Equipment or the PPE Collateral by Governmental Authorities regulating EH&S matters during the Fiscal Year just ended, any notices of violation issued to Lessee by such regulatory authorities during such Fiscal Year, and a brief description of each such notice (including the authority issuing the notice, the subject matter thereof, the relief sought, and whether Lessee believes that such notice could reasonably result in a fine or penalty in excess of $50,000);

                  (d) any administrative and judicial proceedings brought against Lessee regarding EH&S matters pending at any time during the Fiscal Year just ended (including the entity bringing the proceeding, the subject matter thereof, the Sites, the Equipment or the PPE Collateral involved, the relief sought, and whether Lessee believes that such proceeding could reasonably result in a fine or penalty in excess of $50,000);

                  (e) a summary of any violations of Environmental Laws or Environmental Permits (e.g., excedences of a wastewater discharge or air-emission parameters), identified by Lessee and reported to a Governmental Authority during the past Fiscal Year, a brief description of the violations and whether Lessee believes that such notice or combination thereof, could reasonably be expected to result in a fine or penalty in excess of $50,000;

                  (f) employees' health and safety data, including lost time and injuries and illnesses reported on the Lessee's OSHA 200 log for the Fiscal Year just ended, and a comparison with industry-wide data;

                  (g) a copy of any modifications or enhancements made to the EH&S Program pursuant to Section 17.02 of the Lease during the Fiscal Year just ended;

                  (h) a copy of any EH&S compliance audit and corrective action documentation prepared pursuant to the Lessee's EH&S Program;and

                  (i) any legislative, regulatory, or enforcement initiatives of which Lessee has knowledge concerning EH&S matters that could reasonably be expected to materially affect Lessee's costs, revenues, or business plans in the current Fiscal Year or the four succeeding Fiscal Years.

                  SECTION 10.03. Waiver. Lessee hereby waives, releases, acquits and forever discharges Lessor, its agents, employees, representatives and any other person acting on behalf of Lessor, of and from any Environmental Claims, actions, causes of action, demands, rights, damages, costs or expenses, whether direct or indirect, known or unknown, foreseen or unforeseen, which Lessee now has or which may arise in the future on account of or in any way related to or in connection with any past, present, or future physical characteristic or condition of the Sites, the Equipment and PPE Collateral, including without limitation any Hazardous Substances in, at, on, under or related to the Sites, the Equipment and the PPE Collateral, or any violation or potential violation of any Environmental Law, unless and to the extent caused in whole or in part by Lessor, its agents, representatives and any other person acting on behalf of Lessor.

                                   ARTICLE XI

                             Sublease and Assignment
                             -----------------------

                  SECTION 11.01. Sublease. Lessee shall have and retain throughout the Term for the Equipment control over the operation and use of the Equipment; provided, however, Lessee may without the consent of Lessor, sublease designated Components thereof during the Term, subject to the following terms and conditions, at the time the sublease commences:

                  (a) no Material Default shall have occurred and be continuing;

                  (b) Lessee shall provide Lessor notice of such sublease no later than 10 days following Lessee's entering into such sublease which notice shall identify the sublessee, the location of such Components and the term of the sublease;

                  (c) Lessee shall remain primarily liable to Lessor for the performance of all the terms of this Lease and the other Operative Documents to the same extent as if such sublease had not occurred;

                  (d)the Guarantor shall remain liable for its obligations under the Guarantee to the same extent as if such sublease had not occurred;

                  (e) such sublease shall be in compliance with Applicable Laws and shall contain operational, maintenance and use covenants at least as restrictive as those contained herein and shall prohibit any further subleasing;

                  (f) such sublease or other arrangement as to any Component shall not extend beyond the Term;

                  (g) any rights created thereby in any Component shall be fully and expressly subject and subordinate in all respects to this Lease;

                  (h) Lessee shall make all filings necessary to protect the interests of Lessor in the relevant Components concurrently with entering into such sublease or other arrangement;

                  (i) such sublessee is not the subject of any bankruptcy, insolvency, receivership or other similar proceeding;

                  (j) at no time may Lessee have under sublease Components having an aggregate Designated Value of more than 30% of total Lessor's Cost with sublessees which are not Affiliates of Lessee;

                  (k) no sublease shall contain purchase options for such subleased Components;

                  (l) the sublessee shall not be a tax-exempt entity;

                  (m) any sublease with a term greater than one year, including all renewals, of Components with a Designated Value of $1,000,000 or more and all subleases if Components with a Designated Value in the aggregate of $5,000,000 or more are subject to sublease shall be collaterally assigned to Owner Trustee, and the original chattel paper copy of each such sublease shall be promptly delivered to the Owner Trustee; and

                  (n) no such sublease shall adversely affect the fair market and estimated residual value, utility and remaining economic useful life of the Equipment.

                  SECTION 11.02. Assignment and Merger. Lessee shall not assign its interest or obligations in the Lease except in connection with a merger or consolidation permitted under Section 5.11 of the Participation Agreement.

                                   ARTICLE XII

                                   Inspection
                                   ----------

                  If no Material Default exists, each Owner Participant and Lessor shall have the right at their cost and expense on no less than 5 Business Days prior written notice (if a Material Default exists, at Lessee's cost and expense on 24 hours prior written notice ) to Lessee or the relevant sublessee, if any, during normal business hours to (x) inspect the Equipment and (y) visit the premises where the Equipment is located; provided that such Person shall agree to comply with any safety and other customary procedures with respect to visitors necessary to protect the integrity of the manufacturing process and such inspection or visit shall not interfere with the normal operations of Lessee or sublessee, if any. Notwithstanding anything to the contrary contained herein or in any Operative Document, unless a Material Default has occurred and is continuing or except during the last 12 months of the Term, if Lessee has not elected to return the Equipment, such inspections, collectively, may be made no more frequently than once per calendar year. Neither Lessor, nor any Owner Participant shall have any duty to make such inspection nor incur any liability or obligation by reason of not making any such inspection.

                                  ARTICLE XIII

                             Lease Events of Default
                             -----------------------

                  SECTION 13.01. Lease Events of Default. The following events shall constitute Lease Events of Default:

                  (a) Lessee shall fail to make any payment of Basic Rent or Renewal Term Basic Rent when due, and any such failure shall continue unremedied for a period of 5 Business Days; or

                  (b) Lessee shall fail to make any payment of Stipulated Loss Value when due, and any such failure shall continue unremedied for a period of 5 Business Days after receipt by Lessee of written notice that such payment is due; or

                  (c) Lessee shall fail to make any payment of Supplemental Rent (other than items described in clause (a) or (b)), when due, and any such failure shall continue unremedied for a period of 5 Business Days after receipt by Lessee of written notice that such payment is due; or

                  (d) (i) Lessee shall fail to have in effect the minimum insurance required by Section 19.01(a)(i), (ii), (iii) or (v) of this Lease; or

                     (ii) Lessee or Guarantor shall fail to perform or observe any other material covenant or obligation under Article XIX hereof, or Sections 5.09, 5.10, 5.11 of the Participation Agreement, and any such failure continues unremedied for a period of 30 days after receipt by Lessee of written notice thereof; or

                  (e) either of Lessee or Guarantor shall have failed to perform or observe any of its covenants or agreements (other than any thereof dealt with in any other clause of this Article XIII) contained in this Lease or any other Operative Document and such failure shall continue unremedied for a period of 30 days after receipt by Lessee or Guarantor, as the case may be, of written notice of such failure; provided, that the foregoing shall not constitute a Lease Event of Default, until expiration of a longer period (not to exceed 90 days from the expiration of such 30-day period), if prior to the commencement of such period Lessee or Guarantor, as the case may be, shall advise Lessor that such default is curable (other than by the payment of money) which notice shall set forth a proposed cure, and during such longer period Lessee or Guarantor, as the case may be, is making diligent efforts to effect such cure; or

                  (f) any representation or warranty made by Lessee or Guarantor herein or in any other Operative Document (except the representations and warranties set forth in any Tax Indemnity Agreement) shall prove to have been incorrect in any material respect at the time made or given and remains a misrepresentation or breach of warranty materially adverse to Lessor or any Owner Participant at the time such incorrectness is discovered; provided that the foregoing shall not constitute a Lease Event of Default, if such misrepresentation or breach of warranty is capable of being cured, remains uncured for a period of 30 days after Lessee's or Guarantor's, as the case may be, receipt of written notice advising Lessee or Guarantor, as the case may be, of such incorrectness and during which time Lessee or Guarantor, as the case may be, is making diligent efforts to cure such misrepresentation or breach; or

                  (g) the Guarantee fails for any reason to be in full force and effect, is repudiated or rendered inoperative or unenforceable; or

                  (h) Lessee or Guarantor, as the case may be, shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

                  (i) an involuntary case or other proceeding shall be commenced against Lessee or Guarantor, as the case may be, seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and an order for relief shall be made in such proceeding or such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 consecutive days; or

                  (j) the acceleration of senior indebtedness of Lessee or Guarantor in an aggregate principal amount in excess of $10,000,000, now existing or hereafter incurred, including the BA Loan Agreement; or

                  (k) Lessor shall cease to have a first priority lien on PPE Collateral subject to the first priority lien on Credit Agreement Term Loan Equipment Collateral or a second priority lien on Working Capital Collateral subject to the first priority lien pursuant to the BA Loan Agreement, or any refinancing or refunding thereof, subject in each case to Permitted Encumbrances.

                                   ARTICLE XIV

                                    Remedies
                                    --------

                  SECTION 14.01. Effect of Lease Event of Default. Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, by notice to Lessee, declare this Lease to be in default (except that, upon the occurrence of a Lease Event of Default described in clause (h) or (i) of Article XIII, this Lease shall be deemed declared in default immediately without any further act or notice by Lessor). At any time thereafter, Lessor may do one or more of the following with respect to the Equipment as Lessor in its sole discretion shall elect, to the full extent permitted by Applicable Laws:

                  (a) Lessor may, by notice to Lessee, terminate or cancel this Lease.

                  (b) Lessor may demand that Lessee, and Lessee shall upon written demand of Lessor, at Lessee's risk and expense, return the Equipment to Lessor in the manner and condition required by Article VIII as if the Equipment were being returned at the Scheduled Expiration Date applicable to the Equipment, and Lessor shall not be liable for the reimbursement of Lessee for any costs and expenses incurred by Lessee in connection therewith.

                  (c) Lessor may, at Lessee's expense, enter upon any location where the Equipment is located and take immediate possession of any or all of the Equipment or any part thereof (to the exclusion of Lessee) and remove the Equipment from the location without liability accruing to Lessor or its agent for or by reason of such entry or taking of possession or removal (whether for any damage to property, or the restoration in respect of such damage, caused by such taking or otherwise).

                  (d) Lessor, with respect to any or all Equipment, by notice to Lessee specifying a payment date not earlier than ten days or more than 30 days from the date of such notice, may require Lessee to pay to Lessor and Lessee hereby agrees that it will pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain, and not as a penalty, and in lieu of any further payments of Basic Rent hereunder, an amount (reduced with respect to the Equipment by any amounts previously paid by Lessee pursuant to subparagraph (e) below with respect to the Equipment) equal to the sum of:

                           (i) all Overdue Rent as of the Stipulated  Loss Value
                  Date next preceding such date for payment specified in such notice; plus

                           (ii) an amount equal to the Stipulated Loss Value for
                  all the Equipment calculated as of the Stipulated Loss Value Date next preceding the date for payment specified in the notice; plus

                           (iii) interest, if any, at the applicable Overdue Rate on the amount of such Basic Rent and Stipulated Loss
                  Value from the Stipulated Loss Value Date as of which Stipulated Loss Value is computed until the date of actual payment; plus

                           (iv) all Supplemental Rent payable by Lessee hereunder before, after or during the exercise of this remedy, including all reasonable legal fees and expenses and other costs and expenses incurred by Lessor or any Owner Participant by reason of the occurrence of any Lease Event of Default or the exercise of the remedies of Lessor with respect thereto and interest at the applicable Overdue Rate on all such Supplemental Rent from the date due until the date of actual payment.

         Upon such payment of liquidated damages Lessor shall transfer to Lessee "as-is, where-is" (without any representation, recourse or warranty whatsoever other than the absence of Lessor Liens) Lessor's entire interest in the Equipment. Lessor and Lessee shall (at Lessee's expense) execute and deliver such documents evidencing such transfer, termination and release and take such further action as either party shall reasonably request to implement such transfer.

                  (e) Lessor or its agent may sell its interest in the Equipment pursuant to this subparagraph (e) and, if prior thereto Lessor shall not have exercised its rights under subparagraph (g) below (unless Lessor has not been paid thereunder and has rescinded such exercise), Lessor may demand by notice to Lessee specifying a payment date not earlier than 15 days from the date of such notice that Lessee pay Lessor, and Lessee shall pay to Lessor, as liquidated damages for the loss of a bargain and not as a penalty, in lieu of all Basic Rent with respect to the Equipment due after the date on which such sale shall occur, an amount equal to the sum of:

                           (i) all  unpaid  Overdue  Rent  payable or that would
                  have been payable with respect to the Equipment as of the Stipulated Loss Value Date next preceding the date on which such sale shall occur (or, if the sale shall occur on a Rent Payment Date, as of such Rent Payment Date); plus

                           (ii) all Supplemental  Rent for the Equipment payable
                  by Lessee hereunder before, after or during the exercise of this remedy, including all reasonable legal fees and expenses and other costs and expenses incurred by Lessor or any Owner Participant by reason of the occurrence of any Lease Event of Default or the exercise of the remedies of Lessor with respect thereto; plus

                           (iii)  interest on the amounts  described  in clauses
                  (i), (ii) and (iv) at the Overdue Rate from the Stipulated Loss Value Date as of which Stipulated Loss Value shall have been computed until the date of actual payment; plus

                           (iv)  the excess, if any, of

                                    (A)  the   Stipulated   Loss  Value  of  the
                           Equipment as of the Stipulated Loss Value Date next preceding the date on which such sale shall occur (or, if the sale shall occur on a Stipulated Loss Value Date, as of such Stipulated Loss Value Date), over

                                    (B) the net proceeds of such sale.

         If Lessor sells its interest in any of the Equipment pursuant this paragraph (e), this Lease with respect to the Equipment so sold shall terminate upon such sale. Lessee's obligation to pay liquidated damages pursuant to this subparagraph (e) shall survive any total or partial termination of this Lease.

                  (f) Lessor may hold, use, operate, lease (whether for a period greater or less than the balance of what would have been the Basic
         Term) to others the Equipment, all on such terms and conditions and at such place or places as Lessor may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or any proceeds with respect thereto. Lessee's obligation to pay Basic Rent with respect to the Equipment for any period after Lessee shall have been deprived of control of the Equipment pursuant to this subparagraph (f) shall be reduced by the net proceeds, if any, received by Lessor from leasing the Equipment to, or otherwise permitting its use by, any Person other than Lessee for all or any portion of such period.

                  (g) Lessor may, with respect to any or all of the Equipment, at any time prior to the time that Lessor's interest in the Equipment shall have been transferred to Lessee pursuant to subparagraph (d) above or that Lessor's interest in the Equipment is sold by Lessor pursuant to subparagraph (e) above, demand that Lessee pay to Lessor in respect of the Equipment, and Lessee shall pay to Lessor on the first Business Day occurring at least 10 days after, in the case of subclause
         (x) or (y) of clause (iv) below, the determination of the Fair Market Sales Value or Fair Market Rental Value, as the case may be, or, in the case of subclause (z) of clause (iv) below, the later of the date of such demand and the date of determination of the amount due thereunder, as liquidated damages for loss of a bargain and not as a penalty (in lieu of all payments of Basic Rent becoming due after the payment date), an amount equal to the sum of:

                           (i) all unpaid  Overdue Rent due as of the Stipulated
                  Loss Value Date for the Equipment next preceding the date of payment under this subparagraph (g) is due; plus

                           (ii) all Supplemental Rent with respect to the Equipment payable by Lessee hereunder before, after or during the exercise of this remedy, including all reasonable legal fees and expenses and other costs and expenses incurred by Lessor, or any Owner Participant by reason of the occurrence of any Lease Event of Default or the exercise of the remedies of Lessor with respect thereto; plus

                           (iii)  interest  on the amounts  described  in clause
                  (i), (ii) and (iv) at the applicable Overdue Rate from the scheduled payment date to the date of actual payment; plus

                           (iv) whichever of the following amounts as Lessor, in
                  its sole  discretion,  shall  specify  in such  notice for the
                  Equipment: (x) an amount equal to the excess, if any, of the Stipulated Loss Value for the Equipment, computed as of the Stipulated Loss Value Date next preceding the date on which such payment is due, over the Fair Market Rental Value of the Equipment for the remainder of the Basic Term after discounting such Fair Market Rental Value semi-annually (effective on the Rent Payment Dates) to present worth as of the scheduled payment date at the Applicable Rate; (y) an amount equal to the excess, if any, of the sum of Stipulated Loss Value for the Equipment as of such Stipulated Loss Value Date over the Fair Market Sales Value of the Equipment; or (z) an amount equal to the excess of (A) the present value as of the Rent Payment Date specified in such notice of all installments of Basic Rent until the end of the Basic Term, discounting semi-annually at the Applicable Rate, over (B) the present value as of such Rent Payment Date of the Fair Market Rental Value of the Equipment until the end of the Basic Term, discounted semi-annually at the Applicable Rate.

         Upon such payment of liquidated damages, the Lease shall terminate with respect to the Equipment and Lessor and Lessee shall execute and deliver such documents evidencing such termination as either shall reasonably request.

                  (h) Lessor may exercise any remedy available under the Security Documents and shall apply any net proceeds realized therefrom toward payment of the amounts due hereunder.

                  (i) Lessor may (i) exercise any other right or remedy which may be available to it under Applicable Laws or (ii) proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Lease as to the Equipment or the Equipment.

                  SECTION 14.02. Determinations of Fair Market Sales Value and Fair Market Rental Value. All determinations of Fair Market Sales Value and Fair Market Rental Value (each, a "Value") pursuant to this Article XIV shall be made using the Appraisal Procedure;

provided, however, anything in this Lease or any Operative Document to the contrary notwithstanding, (i) if the Equipment has not been returned by Lessee to Lessor pursuant to the terms hereof, or if the Equipment cannot be repossessed by Lessor, the Fair Market Sales Value and the Fair Market Rental Value of the Equipment for purposes of this Article XIV shall be deemed to be zero, and (ii) if the Equipment has been sold pursuant to this Article XIV, the Fair Market Sales Value of the Equipment shall be deemed to be the net proceeds received from the Equipment in such sale.

                  SECTION 14.03. No Relief from Termination. No termination of this Lease, in whole or in part, or exercise of any remedy under this Article XIV shall, except as specifically provided herein. relieve Lessee of any of its liabilities and obligations under this Article XIV, all of which shall survive such termination, repossession or exercise of remedy. At any sale of Lessor's interest in the Equipment or any part thereof pursuant to this Article XIV, Lessor and any Owner Participant may bid for and purchase such property.

                  SECTION 14.04. Remedies Cumulative. To the full extent permitted by Applicable Laws and except as expressly provided herein, each and every right, power and remedy herein specifically given to Lessor in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically given herein or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by Lessor or in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Lessee or to be an acquiescence therein. No express or implied waiver by Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Event of Default. Lessee hereby waives any mandatory requirement of law, now or hereafter in effect, which might limit or modify the remedies herein provided, to the extent that such waiver is effective under Applicable Laws.

                                   ARTICLE XV

                                  Right To Cure
                                  -------------

                  If Lessee shall fail to make any payment of Rent to be made by it hereunder or shall fail to perform or comply with any of its other agreements contained herein or in any other Operative Document or in any other agreement entered into in connection therewith, Lessor may (but shall not have any duty to do so) itself make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the reasonable expenses of Lessor (including attorney's fees and expenses) incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by Lessee upon written demand.

                                   ARTICLE XVI

                                Purchase Options
                                ----------------

                  SECTION 16.01. Early Buyout Option.
                                 -------------------

                  (a) Option to Purchase. Lessee shall have the right, upon not less than 180 days nor more than 365 days prior written irrevocable notice to Lessor, to purchase all but not less than all of the Equipment on the EBO Date and at the EBO Price set forth in the Lease Supplements. As a condition to such purchase, Lessee shall be obligated to pay, in addition to the installment of the EBO Payment Amount for such Equipment due on each EBO Payment Date, (i) Overdue Rent with respect to such Equipment as of the EBO Date for such Equipment, and (ii) any other Supplemental Rent due and payable on or prior to the EBO Date for such Equipment.

                  (b) Conveyance. Upon payment by Lessee of the amounts required to be paid on the EBO Date for any Equipment pursuant to Section 16.01(a), Lessor shall execute and deliver such documentation as is reasonably requested by Lessee to transfer all of Lessor's right, title and interest in and to such Equipment to Lessee "as-is, where-is", without any representation, recourse or warranty except as to the absence of Lessor Liens.

                  (c) Deferred EBO Payment Amount. In the case of any purchase of the Equipment pursuant to Section 16.01(a), Lessee may, at its option, either
(i) pay the aggregate of all EBO Payment Amounts for such Equipment on the EBO Date, or (ii) so long as no Lease Default or Lease Event of Default has occurred and is then continuing, pay each EBO Payment Amount in the installments on the applicable EBO Payment Date specified in the Lease Supplement.

                  Lessee shall elect its payment option in the applicable notice given pursuant to Section 16.01(a). If Lessee elects the option specified in clause (ii) above, then with respect to the Equipment, on the EBO Date (provided all payments due thereon have been made):

                  (i) this Lease shall be deemed terminated as a true lease and this agreement shall continue as a lease intended for security, mutatis mutandis, notwithstanding any provision hereof, creating a first priority security interest in the Equipment securing for Lessor the obligation of Lessee to make the remaining installments,

                  (ii) Articles VII, VIII, IX and XVI shall be of no further force and effect, and

                  (iii)    the Basic Rent shall cease to accrue.

Upon payment by Lessee of the last such installment, Owner Trustee shall execute and deliver to Lessee a release of the security interest so retained. All reasonable costs and expenses of Owner Trustee or any Owner Participant incurred in connection with Lessee's election under this Section 16.01(c) shall be paid by Lessee. Lessee shall, at its own expense, take such action and make such filings as necessary or appropriate to perfect and protect Lessor's interest in the Equipment.

                  SECTION 16.02. End of Term Purchase Option.
                                 ---------------------------

                  (a) Return Notice. Lessee shall notify Lessor in writing not later than 12 months prior to the Scheduled Expiration Date whether Lessee shall return the Equipment pursuant to Article VIII hereof or elect to purchase the Equipment pursuant to this Section 16.02 or renew the term pursuant to Section
16.03. If Lessee fails to deliver such notice as herein required, Lessee shall be deemed to have elected to not return the Equipment. If Lessee has elected or is deemed to have elected not to return the Equipment, and Lessee fails to elect to purchase the Equipment pursuant to Section 16.02(b) hereof or to renew the term of the Lease pursuant to Section 16.03 hereof, Lessee shall be deemed to elect to renew the Lease pursuant to Section 16.03 unless no renewal option is available under the terms of Section 16.03, in which event, Lessee shall be deemed to have elected to purchase the Equipment pursuant to Section 16.02(b). All such elections or deemed elections are irrevocable. If Lessee elects or is deemed to have elected to purchase the Equipment or to renew the term of this Lease, then Lessee may commence discussions with Lessor as to Fair Market Sales Value or Fair Market Rental Value of the Equipment, and failing agreement, either Lessee or Lessor may request a determination of Fair Market Sales Value or Fair Market Rental Value pursuant to the Appraisal Procedure.

                  (b) Election to Purchase. Provided Lessee has not elected to return the Equipment pursuant to Section 16.02(a) or given a Renewal Notice pursuant to Section 16.03, Lessee shall have the option, upon irrevocable notice given not less than 90 days prior to the Scheduled Expiration Date applicable to any Equipment, to purchase (the "Purchase Option") all but not less than all of Lessor's rights in such Equipment at a price equal to the Fair Market Sales Value thereof at such Scheduled Expiration Date. Lessee's notice shall specify Lessee's proposed Fair Market Sales Value for such Equipment. Lessor shall, within 30 days of receipt of Lessee's notice, inform Lessee as to whether it agrees with the proposed Fair Market Sales Value. If such price has not been previously determined, either by agreement or pursuant to the Appraisal Procedure, then the Fair Market Sales Value shall be determined by the Appraisal Procedure.

                  (c) Payment; Conditions. Provided Lessee has elected to purchase the Equipment pursuant to Section 16.02(b), Lessee shall pay to Lessor, on the last day of the Term for the Equipment, the agreed-upon Fair Market Sales Value for the Equipment plus any Overdue Rent as of such date and any other Supplemental Rent then due and unpaid with respect to such Equipment.

                  (d) Reconveyance . Upon payment by Lessee of the amounts called for in paragraph (c) in respect of any Equipment, Lessor shall execute and deliver such documentation as is reasonably requested by Lessee to transfer all of Lessor's right, title and interest in and to such Equipment to Lessee "as-is, where-is", without any representation, recourse or warranty except as to the absence of Lessor Liens.

                  SECTION 16.03. Renewal Option.
                                 --------------

                  (a) Renewal Option. So long as no Material Default has occurred and is continuing and provided Lessee has not elected to return the Equipment pursuant to Section 16.02(a) or elected to exercise the Purchase Option pursuant to Section 16.02(b), Lessee shall have the option, upon notice (a "Renewal Notice") given not less than 90 days prior to the end of the Basic Term or any Renewal Term applicable to any Equipment, to extend this lease (the "Renewal Option") in respect of all but not less than all of the Equipment for a term of 2 years (the "Renewal Term"); provided, however, there shall be a maximum of 4 successive Renewal Terms; provided, further, that no Renewal Term may extend beyond the term of any Site Lease nor exceed 80% of the remaining economic useful life of the Equipment as determined at the beginning of such Renewal Term by the Appraisal Procedure. If Lessee is deemed to have elected to renew this Lease, the Renewal Term shall be 2 years.

                  (b) Computation of Renewal Term Basic Rent. Lessee shall, not less than 90 days prior to the commencement of each Renewal Term applicable to such Equipment, inform Lessor of Lessee's calculation of the Fair Market Rental Value for such Equipment for such Renewal Term. Renewal Term Basic Rent shall be equal to 105% of the Fair Market Rental Value. If such price has not been previously determined, either by agreement or pursuant to the Appraisal
Procedure, then Lessor shall, within 30 days of receipt of Lessee's notice, inform Lessee as to whether it agrees with the proposed Fair Market Rental Value. If Lessor does not agree, and if Lessee and Lessor are unable to agree, the Fair Market Rental Value shall be determined by the Appraisal Procedure.

                  (c) Adjustment of Stipulated Loss Value. During each Renewal Term, the Stipulated Loss Value for the Equipment as of each Rent Payment Date during such Renewal Term shall be an amount equal to the Fair Market Sales Value of such Equipment as determined at the beginning of such Renewal Term, reduced on a straight-line basis from such Fair Market Sales Value as so determined to the estimated Fair Market Sales Value of such Equipment at the end of such Renewal Term (allowing for inflation and deflation). If within 30 days after the giving by Lessee of the Renewal Notice for a Renewal Term, Lessee and Lessor shall not have agreed on the Fair Market Sales Value of the Equipment as of the beginning and end of such Renewal Term, the Fair Market Sales Value shall be determined by the Appraisal Procedure.

                  (d) Amendments to this Lease. Lessor and Lessee hereby agree to enter into an amendment to the Lease on or prior to the end of the Basic Term or any Renewal Term, as the case may be, applicable to such Equipment in order to make such changes thereto as may be required to give effect to such Renewal Term on the terms contemplated hereby.

                                  ARTICLE XVII

                               Further Assurances
                               ------------------

                  SECTION 17.01. Further Action by Lessee. Lessee and Lessor, at
Lessee's expense, shall promptly and duly execute and deliver to Lessee, each of the Owner Participants and Lessor, as the case may be, such documents and assurances and take such further action as Lessor or Lessee, as the case may be, may from time to time reasonably request in order to carry out the intent of this Lease and the other Operative Documents and to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder and thereunder, to establish, perfect and maintain the rights of Lessor in and to the Equipment. Without limiting the preceding sentence, Lessee shall record or file counterparts or appropriate memoranda of this Lease or such financing statements or other documents with respect to this Lease and Lessor agrees to execute and deliver promptly such of the foregoing financing statements or other documents as may require execution by Lessor. Lessee, at its expense, agrees to cause the timely execution, delivery and filing of continuation statements as to the financing statements theretofore filed so as to preserve the security interest of the Owner Trustee.

                  SECTION 17.02. Environmental, Health and Safety Program.
                                 ----------------------------------------

                  (a) EH&S Program. Lessee, at Lessee's sole cost and expense shall establish, implement and maintain a formal, comprehensive written environmental, health and safety program ("EH&S Program") aimed at ensuring that Lessee's operations at the Sites are conducted in compliance with all applicable Environmental Laws. The EH&S Program shall include: (i) identification of EH&S concerns associated with Environmental Laws applicable to Lessee's operations;
(ii) adoption and implementation of an EH&S management system to assess and control the environmental impacts and compliance status of Lessee's operations;
(iii) implementation of periodic EH&S audits by or involving an independent third-party consultant with documented corrective action responding to audits (which audits shall be conducted on a frequency of not less than once per 2 years); (iv) employee EH&S committees, for ensuring compliance with Environmental Laws; and (v) such other requirements as Lessor may reasonably require from Lessee from time to time. The EH&S Program must involve senior management, include a formal written corporate EH&S policy, and identify by name or position the person with overall responsibility for EH&S compliance, as well as those person(s) who are responsible for specific EH&S areas.

                  (b) Provision of Copy. Lessee shall, within 120 days of this Agreement, provide each Owner Participant with a copy of the EH&S Program for Owner Participant's review and comment. Each Owner Participant will provide written comments within 90 days of receipt of a copy of the EH&S Program from Lessee. All reasonable comments made by Owner Participant shall be incorporated into the final EH&S Program.

                  (c) Review. During the Term of the Lease, Lessee shall at least annually review and evaluate the effectiveness of the EH&S Program and make necessary modifications or enhancements to reduce EH&S impacts and maintain continued compliance with Environmental Laws.

                                  ARTICLE XVIII

                                  Chattel Paper
                                  -------------

                  SECTION 18.01. Chattel Paper. To the extent, if any, that this Lease or any Lease Supplement constitutes chattel paper or other collateral within the meaning of the Uniform Commercial Code (or other law respecting security interests) as in effect in any applicable jurisdiction, no security interest in Lessor's interest under this Lease or any such Lease Supplement may be created through the transfer or possession of any counterpart of this Lease or such Lease Supplement other than the original executed counterpart No. 1 hereof or thereof.

                                   ARTICLE XIX

                                    Insurance
                                    ---------

                  SECTION 19.01. Insurance.
                                 ---------

                  (a) Coverage. Without limiting any of the other obligations or liabilities of Lessee under this Agreement, Lessee shall, during the term of this Agreement, carry and maintain, at its own expense, at least the minimum insurance coverage set forth in this Section 19.01. All insurance carried pursuant to this Section 19.01 shall be placed with such insurers having a minimum A.M. Best rating of A:X to A-:X, and be in such form, with terms, conditions, limits and deductibles as shall be reasonably acceptable to Lessor.

                  (i) All Risk Property Insurance. Lessee shall maintain all risk property insurance covering each and every component of the Equipment and the tangible PPE Collateral against physical loss or damage, including but not limited to fire and extended coverage, collapse, flood, earth movement and comprehensive boiler and machinery coverage (including electrical malfunction and mechanical breakdown). Coverage shall be written for the then current Stipulated Loss Value for the Equipment and for replacement cost value in an amount acceptable to Lessor for the PPE Collateral. Such insurance policy shall contain an agreed amount endorsement waiving any coinsurance penalty and shall include expediting expense coverage in an amount not less than $1,000,000.

                  (ii) Business Interruption. As an extension of the insurance required under subsection (a)(i), Lessee shall maintain business interruption insurance in an agreed amount equal to projected net profits, and continuing expenses (including the lease payments due on the Equipment). Such coverage shall also provide for contingent business interruption covering the major suppliers and customers of Lessee. Such insurance shall also cover service interruption and extra expenses each in an amount not less than $1,000,000.

                  (iii) Comprehensive General Liability Insurance. Lessee shall maintain comprehensive general liability insurance written on an occurrence basis (i.e. not claims made basis) with a limit of not less than $1,000,000. Such coverage shall include, but not be limited to, premises/operations, explosion, collapse, underground hazards, sudden and accidental pollution, contractual liability, independent contractors, products/completed operations, property damage and personal injury liability. Such insurance shall not contain an exclusion for punitive or exemplary damages where insurable by law.

                  (iv) Workers' Compensation/Employer's Liability. Lessee shall maintain Workers' Compensation insurance in accordance with statutory provisions covering accidental injury, illness or death of an employee of Lessee while at work or in the scope of his employment with Lessee and Employer's Liability in an amount not less than $1,000,000. Such coverage shall not contain any occupational disease exclusions; and

                  (v) Excess/Umbrella Liability. Lessee shall maintain liability insurance in an amount not less than $25,000,000 when aggregated with general liability insurance coverage written on an occurrence basis (i.e. not claims made basis), providing coverage limits excess of the insurance limits required under subsections (a)(iii) and (a)(iv) employer's liability only. Such insurance shall follow form the primary insurances and drop down in case of exhaustion of underlying limits and/or aggregates. Such insurance shall not contain an exclusion for punitive or exemplary damages where insurable under law.

                  Notwithstanding anything to the contrary in this Section 19.01, (x) Lessee may self-insure (through deductibles, retention or otherwise) against damage to the Equipment and the PPE Collateral in an amount for any 12-month policy period not greater than $1,000,000, and (y) Lessee may self-insure (through deductibles, retention or otherwise) against comprehensive general liability insurance in an amount for any 12-month policy period not greater than $1,000,000;

                  (b) Endorsements. Lessee shall cause all insurance policies carried and maintained in accordance with this Section 19.01 to be endorsed as follows:

                  (i) Lessee shall be the named insured and Lessor and Owner Participants shall be named as additional named insureds with respect to policies described in subsections (a)(i) and (a)(ii). Lessor shall be named as loss payee with respect to the insurance described in subsection (a)(i). Collateral Agent (as defined in the Intercreditor Agreement) shall be loss payee with respect to the insurance described in subsection (a)(ii). Such additional named insured and loss payee status afforded to Lessor, Owner Participants and Collateral Agent in such insurance policies described in subsections (a)(i) and (a)(ii) shall apply only with respect to the Equipment and the PPE Collateral. Lessee shall be the named insured and Lessor and Owner Participants shall be additional insureds with respect to policies described in subsections (a)(iii), (a)(iv) to the extent allowed by law, and (a)(v). It shall be understood that any obligation to pay premiums, shall be the sole obligation of Lessee and not that of Lessor and Owner Participants; and

                  (ii) with respect to policies described in subsections (a)(i) and (a)(ii), the interests of Lessor and Owner Participants shall not be invalidated by any action or inaction of Lessee, or any other person, nor by any foreclosure or other proceedings or notice of such relating to the property and shall insure Lessor and Owner Participants regardless of any breach or violation by Lessee or any other person, of any warranties, declarations or conditions of such policies; and

                  (iii) inasmuch as the liability policies are written to cover more than one insured, all terms conditions, insuring agreements and endorsements, with the exception of the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured; and

                  (iv) the insurers thereunder shall waive all rights of subrogation against Lessor and Owner Participants, any right of setoff or counterclaim and any other right to deduction, whether by attachment or otherwise; and

                  (v) such insurance shall be primary without right of contribution of any other insurance carried by or on behalf of Lessor and Owner Participants with respect to their interests as such in the Equipment; and,

                  (vi) if such insurance is canceled for any reason whatsoever, including nonpayment of premium, or any changes are initiated by Lessee or carrier which affect the interests of Lessor and Owner Participants, such cancellation or change shall not be effective as to Lessor and Owner Participants until 30 days, except for non-payment of premium which shall be 10 days, after receipt by Lessor of written notice sent by registered mail from such insurer.

                  (c) Certifications. On the Closing Date, and at each policy renewal, but not less than annually, Lessee shall provide to Lessor and Owner Participants approved certification from each insurer or by an authorized representative of each insurer. Such certification shall identify the underwriters, the type of insurance, the limits, deductibles, and term thereof and shall specifically list the special provisions delineated for such insurance required for this Section 19.01.

                  (d) Insurance Report. Concurrently with the furnishing of all certificates referred to in this Section 19.01, Lessee shall furnish Lessor and Owner Participants with an opinion from an independent insurance broker, acceptable to Lessor (provided that MJM Global Services, Inc. shall be deemed to be acceptable to Lessor), stating that all premiums then due have been paid and that, in the opinion of such broker, the insurance then maintained by Lessee is in accordance with this section. Furthermore, upon its first knowledge, such broker shall advise Lessor promptly in writing of any default in the payment of any premiums or any other act or omission, on the part of any person, which might invalidate or render unenforceable, in whole or in part, any insurance provided by Lessee hereunder.

                  (e) General. Lessor shall be entitled, upon reasonable advance notice, to review Lessee's insurance policies carried and maintained with respect to the Equipment and the PPE Collateral and Lessee's obligations under this Section 19.01. Upon request, Lessee shall furnish Lessor with copies of all insurance policies, binders, and cover notes or other evidence of such insurance. Notwithstanding anything to the contrary herein, no provision of this
Section 19.01 or any provision of this Agreement shall impose on Lessor and Owner Participants any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by Lessee, nor shall Lessor be responsible for any representations or warranties made by or on behalf of Lessee to any insurance broker, company or underwriter. Lessor, at its sole option, may obtain such insurance if not provided by Lessee and in such event, Lessee shall reimburse Lessor upon demand for the cost thereof together with interest.

                  SECTION 19.02. Adjustment of Claims; Payment
                                 -----------------------------

                  (a) No Event of Default. Unless a Material Default shall have occurred and be continuing, Lessee shall have the exclusive right to negotiate and adjust all claims against insurers for damage to or loss of the Equipment, or for third-party public liability with respect to the Equipment, which in each case, in the reasonable opinion of Lessee, would be for an amount equal to or less than $5,000,000. With respect to any such claim which in Lessee's reasonable opinion would be for an amount greater than $5,000,000 Lessee shall provide Lessor prompt written notice of such claim and Lessor shall within 5 Business Days of receipt of such notice inform Lessee whether Lessor elects to participate in the negotiation and adjustment of any such claim. If Lessor does not provide Lessee notice of its election within such 5-Business Day period, Lessee shall have the exclusive right to negotiate and adjust such claims. Subject to subsection (b) of this Section 19.02, insurance proceeds of $5,000,000 or less per occurrence shall be paid to Lessee, or if received by Lessee may be retained by Lessee. If the property insurance proceeds in respect of the Equipment for any occurrence are in excess of $5,000,000, such proceeds shall be paid to Lessor and,

                  (i) if Lessee has elected to repair or replace the Equipment, upon the submission by Lessee to Lessor of invoices, contracts, bills of lading or other sufficient proofs of the costs of each repair or replacement, Lessor shall promptly pay such proceeds to Lessee to fund the costs of repairing, restoring or replacing the damaged Components periodically upon written application from Lessee certifying the amount of such funding and specifying in reasonable detail the costs to be incurred, with the remainder being remitted to Lessee upon the completion of the repair, restoration or replacement,

                  (ii) if such proceeds were paid as a consequence of an Event of Loss and Lessee has elected to comply with alternative (ii) of
         Section 9.01(b) hereof or Lessor, shall hold such proceeds pending application as provided in said alternative (ii), or

                  (iii) if such proceeds were paid as a consequence of an Event of Loss and Lessee has elected or is required to comply with alternative (i) of Section 9.01(b) hereof or Lessor shall hold such proceeds, such proceeds shall be deemed to be cash collateral provided by Lessee, and Lessor shall pay such proceeds to Lessee periodically upon written application by Lessee to reimburse Lessee for the cost of Components replaced to date, with remainder being remitted to Lessee upon the completion of the substitution.

Any amounts held by Lessor (which  amounts shall be held by Lessor,  as the case may be, as security for the obligation of Lessee to make repairs or replacements, as the case may be) and any proceeds or payments (and net earnings thereon) remaining after such repairs or replacements have been made shall be paid to Lessee. Any amounts which are held by Lessor pending payment to Lessee shall, until paid to Lessee as provided herein be invested by Lessor in accordance with the provisions of Section 6.06 of the Trust Agreement. Any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) shall be applied or reinvested in the same manner as the principal invested.

                  (b) Application of Payments during Existence of a Lease Event of Default. Any amount referred to in this Section 19 which is payable to or retainable by Lessee shall not be paid to or retained by Lessee if at the time of such payment or retention a Material Default shall have occurred and be continuing, but shall be held by or paid over to Lessor as security for the obligations of Lessee under this Lease and, if a Material Default shall have occurred and be continuing, applied against Lessee's obligations hereunder as and when due. At such time as there shall not be continuing any such Material Default, such amount shall be paid to Lessee to the extent not previously applied in accordance with the preceding sentence.

                  SECTION 19.03. Additional Insurance by Lessor and Lessee. Lessee may, at its own expense, carry insurance with respect to its interest in the Equipment in amounts in excess of that required to be maintained by this
Article XIX; any Owner Participant may carry for its own account at its sole cost and expense insurance with respect to its interest in the Equipment, provided that such insurance does not prevent Lessee from carrying the insurance required or permitted by this Article XIX or adversely affect such insurance or the cost thereof.

                                   ARTICLE XX

                        Owner Trustee; Owner Participant
                        --------------------------------

                  SECTION 20.01. Successor Trustee; Co-trustee. In the case of the succession or the appointment of any successor trustee or trustees pursuant to the terms of the Trust Agreement, such successor or successors shall succeed to all the rights, duties, powers, and obligations of Lessor hereunder and under the other Operative Documents and shall (with the other trustees) be deemed to be Lessor and the legal owner of the Equipment for all purposes hereof and each reference herein and in the Operative Documents to the "Lessor" shall mean any such successor trustee or trustees. Lessor or any successor trustee from time to time serving as Lessor hereunder may from time to time appoint one or more co-trustees or separate trustees pursuant to the terms of the Trust Agreement to exercise or hold any of or all the rights, duties and title of Lessor hereunder. Except for succession pursuant to Section 10 of the Trust Agreement, each such appointment of any successor trustee, co-trustee or separate trustee shall require the prior written consent or approval by Lessee and Guarantor. No such appointment of any successor trustee, co-trustee or separate trustee shall in any way alter the terms of this Lease or the obligations of Lessee or Lessor hereunder. The appointment of one successor trustee, co trustee or separate trustee shall not exhaust the right to appoint further successor trustees, co-trustees and separate trustees pursuant to the Trust Agreement, but such right may be exercised repeatedly so long as this Lease may be in effect.

                  SECTION 20.02. Owner Trustee Not Acting in Individual Capacity. Lessee acknowledges that Trust Company is entering into this Lease solely as the Owner Trustee and not, except as expressly provided herein or with respect to Lessor Liens attributable to it, in its individual capacity, and in no case whatsoever shall it (or any entity or person acting as successor Owner Trustee under the Trust Agreement) be personally liable for any obligation or loss in respect of any of the statements, representations, warranties, agreements or obligations of the Owner Trustee hereunder, except that the Owner Trustee shall be liable, in its individual capacity, (a) for its own willful misconduct or gross negligence; (b) in the case of the inaccuracy of any of its representations or warranties or the failure to perform any covenant of the Owner Trustee in its individual capacity contained in or referred to in Section
4.04 of the Participation Agreement or in Section 4.01 hereof; and (c) for the failure to use ordinary care in the receipt and disbursement of monies actually received by it under the Operative Documents.

                                   ARTICLE XXI

                                   Collateral
                                   ----------

                  SECTION 21.01. Collateral.Lessee's and Guarantor's obligations under the Operative Documents are secured by the liens on the PPE Collateral and the Working Capital Collateral pursuant to and in accordance with the Security Documents.


                                  ARTICLE XXII

                                  Miscellaneous
                                  -------------

                  SECTION 22.01. Documentary Conventions. This Agreement shall be governed by the Documentary Conventions in Appendix A of the Participation Agreement.

                  SECTION 22.02. Revision of Lease Supplements. Lessor and Lessee agree to amend the Lease Supplements to reflect any revisions required by the terms hereof or any Operative Document as soon as necessary or practical. It is hereby understood and agreed by the parties hereto that such amendment shall not be effective without the prior written consent of the Guarantor. Notwithstanding the preceding sentence, the revisions shall take effect immediately, whether or not the Lease Supplement has been amended.

                  SECTION 22.03. True Lease. It is the intention of the parties hereto that this Lease shall constitute an agreement of true lease for all purposes, including income tax purposes, such that Lessor will be treated as the owner and lessor of the Equipment and Lessee will be treated as the lessee of the Equipment, and unless Lessee exercises any of its rights to purchase the Equipment, nothing herein shall be construed as conveying to Lessee any title to or ownership of the Equipment, the rights and interest of Lessee hereunder with respect to and in the Equipment being those of a lessee only.

                  SECTION 22.04. City of Chicago. Solely for purposes of the City of Chicago's Personal Property Lease/Rental Transaction Tax, rental payments in the amount of $132,739,678.56 shall be apportioned to the lease of all Components located in the City of Chicago. Payment of such rent shall be deemed to commence on October 15, 2006 and termination on July 15, 2010.

                  IN WITNESS WHEREOF, the parties hereto have each caused this Lease Agreement to be duly executed as of the date first above written.


                              STATE STREET BANK AND TRUST  COMPANY OF
                              CONNECTICUT, NATIONAL ASSOCIATION,
                              not in its individual capacity but solely as Owner Trustee, as Lessor,

                              By:     ________________________
                                      Name:
                                      Title:


                              SWEETHEART CUP COMPANY INC.,
                              as Lessee,

                              By:     ________________________
                                      Name:
                                      Title: